SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Jane K. Carten
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: November 30, 2017
Date of reporting period: November 30, 2017

Item 1. Annual Report.

Sextant Mutual Funds

Annual Report     November 30, 2017

Short-Term Bond	STBFX

Bond Income	SBIFX

Core	SCORX

Global High Income	SGHIX

Growth	SSGFX	Investor Shares
	SGZFX	Z Shares

International	SSIFX	Investor Shares
	SIFZX	Z Shares

Average Annual Total Returns as of December 31, 2017	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio¹
						Gross	Net

Sextant Short-Term Bond Fund (STBFX)	0.49%	1.01%	0.84%	1.86%	2.26%	0.90%	0.60%
Citi USBIG Govt/Corp 1-3 Year Index	0.80%	0.89%	0.80%	1.83%	2.35%	n/a

Sextant Bond Income Fund (SBIFX)	5.13%	2.49%	2.31%	4.17%	3.97%	0.76%	0.65%
Citi US Broad Investment-Grade Bond Index	3.60%	2.26%	2.09%	4.07%	4.23%	n/a

Sextant Core Fund (SCORX)	14.58%	4.57%	6.09%	4.12%	n/a	0.80%
Dow Jones Moderate US Portfolio Index	15.15%	7.00%	8.11%	5.75%	8.20%	n/a

Sextant Global High Income Fund (SGHIX)	15.44%	6.28%	6.11%	n/a	n/a	0.92%	0.75%
S&P Global 1200 Index	23.84%	10.17%	12.15%	5.67%	9.52%	n/a

Sextant Growth Fund Investor Shares (SSGFX)	22.36%	6.02%	11.97%	6.27%	9.32%	0.76%
Sextant Growth Fund Z Shares (SGZFX)	n/a	n/a	n/a	n/a	n/a	0.51%
S&P 500 Index	21.83%	11.42%	15.80%	8.49%	9.92%	n/a

Sextant International Fund Investor Shares (SSIFX)	25.46%	8.08%	5.61%	2.69%	9.32%	1.00%
Sextant International Fund Z Shares (SIFZX)	n/a	n/a	n/a	n/a	n/a	0.75%
MSCI EAFE Index	25.62%	8.31%	8.39%	2.42%	8.59%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Z Shares of Sextant Growth and International Funds began operations June 2, 2017 and consequently do not have standardized returns to report.

A note about risk: Please see Notes to Financial Statements beginning on page 53 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

A Fund's 30-Day Yield, sometimes referred to as "standardized yield" or "SEC yield," is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund's investment income rate, but may not equal the actual income distribution rate.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated June 2, 2017, and incorporate results for the fiscal year ended November 30, 2016. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Expense ratios presented for Sextant Short-Term Bond, Sextant Bond Income, Sextant Core, and Sextant Global High Income Funds are restated to reflect to reflect the ending of the Distribution (12b-1) Fees, as approved by the Board of Trustees on March 14, 2017. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period.

The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The Citi USBIG Govt/Corp Index 1-3 Year is a broad-based index of shorter-term investment grade US government and corporate bond prices. The Citi US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment grade bond prices. Investors cannot invest directly in the indices.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2017	Annual Report

Fellow Shareowners:

Equity markets rose again for the year ended November 30, 2017. Total return for the S&P 500 Index was 22.87% and the Dow Jones Moderate US Portfolio Index gained 14.97%. Foreign markets performed as well, with the MSCI EAFE Index up 27.86% and the S&P Global 1200 Index up 24.95%. Fixed-income markets were more subdued, with the Citi USBIG Bond Index rising 3.24% and the shorter-term Citi USBIG Govenment/Corporate 1-3 Year Index rising 0.83%.

The Sexant Funds performed respectably compared to these indices, which do not have expenses. For the period ended November 30, 2017, Sextant Growth Fund Investor Shares gained 22.64%, Sextant International Fund Investor Shares gained 26.76%, Sextant Core Fund gained 15.15%, Sextant Global High Income Fund gained 15.01%, Sextant Bond Income Fund gained 4.51%, and Sextant Short-Term Bond Fund gained 0.87%.

To reduce expenses, the Board of Trustees ended the 12b-1 fee for the six Sextant Funds, creating the new Z class shares with no 12b-1 fee for Sextant Growth and Sextant International. Saturna Capital helped by paying to cap expenses, putting the annualized expense ratios of the six no-12b-1 fee Sextant Fund share classes in a range of 0.63% to 0.83%. Investors showed enthusiasm for the Funds' attractive features, including their fulcrum-fee adjusted, low-expense structures, professional active management, no-fee account transactions, and integration with low-cost IRA and 401(k) plans. Overall assets were up 12% to $147.8 million.

Government Reforms Power Markets

Culminating with federal tax reforms enacted at the end of December, markets in 2017 were boosted by numerous reforms favorable to the economy. New business investment and corporate hiring are strong to meet demand aided by quick depreciation and lower taxes. Unemployment is at "full employment" levels, and both compensation and consumer spending are rising. Corporate profits are up dramatically, with increased dividends and stock buyback programs pushing up stock prices. Among trade efforts to increase US exports, a decline in the price of the US currency is a big help.

Morningstar Awards Sextant Top Sustainability Ratings

The Morningstar Sustainability Rating™ for funds gives investors around the world a way to compare fund portfolios based on a standardized measure of sustainability. These ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. Of the five Sextant funds Morningstar rated, four received the top "5 Globes" rating, reflecting Saturna Capital's emphasis on sustainability when making portfolio investment decisions. Investors are cautioned, however, that more than 100 vendors offer "sustainable" investments data, and that no single global measurement prevails. See page 5 for the details.

Going Forward

2018 brings a new tax regime, less government regulation, more money for defense, and a push to restore US infrastructure. All these factors boost business growth, and the best course of action for most is to remain fully invested. Tax and government reforms normally lead to higher stock prices as the future benefits of lower taxes are reflected in valuations. Companies are updating earnings guidance, and the increases can be surprisingly large. Companies that used international tax minimization strategies are revealing their bills for deemed repatriation, which can also be large – and provide new cash for Treasury spending. Some, such as Apple, had fully reserved for the potential taxation of their overseas earnings and will enjoy hefty write-backs. Most companies, however, have not. The tax bills sting but are unlikely to affect share prices significantly.

Following three rate increases in 2017, we expect additional Federal Reserve hikes this year only if inflation returns – in spite of the lower costs of the internet economy. We believe interest rates that reward savers to be a positive development and are not concerned that expected increases will choke off economic activity.

Central bank actions may be governed by whether domestic governments are able to expand infrastructure expenditures. That US infrastructure is in dire straits is not in doubt. But an expansive tax bill, the limitations on state and local government spending, and the economy virtually at "full employment," mean large-scale borrowing for infrastructure is unlikely. After a year of a bizarre presidency and wild partisanship, Congress is learning its way again. Remember that infrastructure investment decisions are mostly made in 50 state capitals, not Washington, D.C.

As the Great Contest of political and economic systems between the United States and China continues around sideshows like North Korea

November 30, 2017	Annual Report	3

and Iran, we expect stimulus from an increase in defense spending. What that means for the deficit, inflation, interest rate hikes, the value of the US dollar, and the stock market remains to be seen, but we feel confident in saying that the potential for an economic downturn does not present a significant risk in 2018. Beware, however, as complacency has not been so high since 2006.

Going forward, the Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term, and long-term fixed income options. This array of portfolios serves our investors in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital. Please review the following pages for more in-depth information about each Fund.

Respectfully,

(photo omitted)

Jane Carten,
President

(photo omitted)

Gary Goldfogel,
Independent Board Chairman

Sextant Funds Portfolio Management

(photo omitted)	Nicholas Kaiser MBA, CFA® Sextant International Fund Portfolio Manager	(photo omitted)	Phelps McIlvaine Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Core Fund Portfolio Manager
(photo omitted)	Scott Klimo CFA® Sextant Growth Fund Portfolio Manager Sextant International Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Sextant Global High Income Fund Portfolio Manager
(photo omitted)	Patrick Drum MBA, CFA®, CFP® Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Global High Income Fund Deputy Portfolio Manager	(photo omitted)	Tyler Howard MBA, CFA® Sextant Growth Fund Deputy Portfolio Manager
		(photo omitted)	Christopher Paul MBA, CFA® Sextant Core Fund Portfolio Manager

4	November 30, 2017	Annual Report

Morningstar Sustainability Ratings™

(unaudited)	As of November 30, 2017

At Saturna Capital, we describe ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ – here are Sextant Funds' recent results:

Sextant International Fund	Sextant Short-Term Bond Fund
Investor Shares (SSIFX)

Ø Ø Ø Ø Ø

STBFX

Ø Ø Ø Ø Ø

Z Shares (SIFZX)

Ø Ø Ø Ø Ø

10th percentile among 463 Short-Term Bond Funds
10th percentile among 549 Foreign Large Blend Funds
Sextant Core Fund
Sextant Growth Fund	SCORX

Ø Ø Ø Ø Ø

Investor Shares (SSGFX)

Ø Ø Ø Ø Ø

1st percentile among 719 Allocation 50%-70% Equity Funds
Z Shares (SGZFX)

Ø Ø Ø Ø Ø

10th percentile among 1,226 Large Growth Funds	Sextant Global High Income Fund
SGHIX

Ø Ø Ø

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

41st percentile among 400 World Allocation Funds
The Sextant Bond Income Fund has not yet received a Morningstar Sustainability Rating.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2017 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings and Portfolio Sustainability Scores are as of November 30, 2017. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG score s from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Sextant International Fund 99%
Sextant Core Fund 79%
Sextant Short-Term Bond Fund 56%
Sextant Growth Fund 99%
Sextant Global High Income Fund 67%

The Funds' portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Scores and Ratings.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

November 30, 2017	Annual Report	5

Average Annual Total Returns as of November 30, 2017	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio1
						Gross	Net

Sextant Short-Term Bond Fund (STBFX)	0.87%	0.86%	0.87%	1.88%	2.40%	0.90%	0.60%
Citi USBIG Govt/Corp 1-3 Year Index	0.83%	0.79%	0.81%	1.85%	2.42%	n/a

Sextant Bond Income Fund (SBIFX)	4.51%	2.29%	2.08%	4.06%	4.14%	0.76%	0.65%
Citi US Broad Investment-Grade Bond Index	3.24%	2.11%	1.98%	4.04%	4.34%	n/a

Sextant Core Fund (SCORX)	15.15%	3.87%	6.16%	3.99%	n/a	0.80%
Dow Jones Moderate US Portfolio Index	14.97%	6.42%	8.18%	5.58%	8.00%	n/a

Sextant Global High Income Fund (SGHIX)	15.01%	5.26%	6.16%	n/a	n/a	0.92%	0.75%
S&P Global 1200 Index	24.95%	9.00%	12.33%	5.43%	9.12%	n/a

Sextant Growth Fund Investor Shares (SSGFX)	22.64%	5.56%	12.10%	6.22%	8.91%	0.76%
Sextant Growth Fund Z Shares (SGZFX)	n/a	n/a	n/a	n/a	n/a	0.51%
S&P 500 Index	22.87%	10.88%	15.73%	8.29%	9.39%	n/a

Sextant International Fund Investor Shares (SSIFX)	26.76%	6.35%	5.89%	2.43%	8.78%	1.00%
Sextant International Fund Z Shares (SIFZX)	n/a	n/a	n/a	n/a	n/a	0.75%
MSCI EAFE Index	27.86%	6.45%	8.72%	2.02%	8.23%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated June 2, 2017, and incorporate results for the fiscal year ended November 30, 2016. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods.

6	November 30, 2017	Annual Report

Sextant Short-Term Bond Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2017
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Short-Term Bond Fund	0.87%	0.87%	1.88%	0.90%
Citi USBIG Govt/Corp 1-3 Year Index	0.83%	0.81%	1.85%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2007, to an identical amount invested in the Citi USBIG Govt/Corp 1-3 Year Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $12,044 versus $12,014 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated June 2, 2017, and incorporates results for the fiscal year ended November 30, 2016, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers was 0.60%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Note (3.625% due 02/15/2021)	8.9%	Government Bonds	23.7%	█
United States Treasury Note (2.50% due 08/15/2023)	4.7%	Health Care	17.1%	█
McCormick & Co. (2.70% due 08/15/2022)	4.7%	Consumer Discretionary	14.1%	█
Gilead Sciences (2.55% due 09/01/2020)	3.8%	Financials	8.2%	█
Adobe Systems (4.75% due 02/01/2020)	3.7%	Technology	8.0%	█
Abbott Laboratories (4.125% due 05/27/2020)	3.7%	Materials	7.8%	█
Snap-On (6.70% due 03/01/2019)	3.4%	Consumer Staples	4.7%	█
Alibaba Holding Group (3.125% due 11/28/2021)	3.3%	Industrials	4.3%	█
Teva Pharmaceutical (3.65% due 11/10/2021)	3.1%	Utilities	2.8%	█
BHP Billiton Fin USA (6.50% due 4/01/2019)	3.1%	Energy	2.7%	█
		Other assets (net of liabilities)	6.6%	█

November 30, 2017	Annual Report	7

Sextant Short-Term Bond Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Fiscal Year 2017

For the fiscal year ended November 30, 2017, the Sextant Short-Term Bond Fund returned 0.87%, which was lower than the 1.80% average return of its Morningstar category peer group. For the five years ended November 30, the Fund provided a 0.87% annualized total return versus 1.12% for its Morningstar category peer group. During the year, the Fund's share price declined slightly from $5.02 to $5.00. Net investment income rose from 1.05% to 1.26%. Fund shares outstanding rose 4%, and Fund assets rose 3.78%. The Fund's 30-day yield was 1.46%, and its unsubsidized 30-day yield was 0.97%. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio declined to 0.68% from 0.75%.

Factors Affecting Past Performance

The US Federal Reserve Bank, relying on improving economic growth, raised the federal funds rate from 0.50% to 1.25%, putting downward pressure on short-term note prices all year. However, inflation expectations softened. Together these two forces produced substantially flatter fixed income yield curves. For example, two-year US Treasury notes rose 0.67% in yield while the 30-year US Treasury yield declined -0.19%. Federal Reserve Board vacancies have slowed major policy revisions. The resulting glacial pace of US monetary policy continued to depress volatility and option-adjusted spreads. Improving earnings supported a further narrowing of credit spreads, pushing them near record lows.

Looking Forward

US Federal Reserve will cautiously move the fed funds rate higher. The US Treasury will issue a record amount of short-term bills and notes to finance the expanding federal deficit. These forces will continue to flatten the yield curve. The fed funds rate can increase to about 2.75% before the yield curve inverts. At that point, a flat yield curve will give the Fed good reason to pause, given the negative effects of an inverted curve can take years to manifest. Assuming the yield curve keeps its current shape, with fed funds rate at 2.75%, the 30-yr bond yield would be about 4.20%.

The invigorating effects of the 2017 Tax Cuts and Jobs Act will have to overcome the depressing effects of greater debt-funded deficits, the higher overall cost of leverage, weak demographics, and tighter monetary policy. New limits on mortgage and home equity loan interest deductions may temper prices in an overheated housing market. Limits on the deductibility of interest paid by corporations will raise the cost of corporate mergers, debt-funded equity buyback programs, and leverage in general. The higher after-tax cost of debt may curb business activity and inflation.

Consumers have drawn down their savings rate and increased borrowing, limiting their ability to drive the economy forward next year. High public and private sector debt levels and quantitative tightening will dampen inflation expectations, moderate economic growth, and weigh on long-term yields. The extraordinarily high public and private debt service costs are simply not sustainable at substantially higher rates.

The European Central Bank will eventually throttle back its stimulus. However, with Brexit negotiations underway, the ECB must be especially cautious not to unnerve Europe's investors during the tightening process. China firmed rates to protect the exchange value of the yuan and reduce the level of corporate debt without slowing growth too much. Even Japan is showing signs of altering its single-minded adherence to zero interest rate targeting. With the possibility that central banks in the US, Europe, Japan, and China will tighten monetary policy simultaneously, interest rates in 2018 have the potential to be more volatile and upwardly mobile than over the last five years.

There is no denying the new optimism spreading across the business community. Boosted by the lower US corporate tax rates, expectations for higher growth and inflation are palatable. The long-term downtrend in bond yields may have reached a plateau. But it is critical to make the distinction between the normalization (rise) of policy-driven hyperlow US interest rates and the birth of a bear market in bonds created by a major cyclical turning point in inflation expectations. The former is more likely than the latter. Without a lasting change in inflation expectations, any trend toward significantly higher yields remains a remote possibility. It is important to remember the weakened policy arsenal of central banks should a recession develop in G-7 member economies. A recession could send global yields back to historic lows.

Without a real change in inflation expectations, yields can still "normalize" without establishing a cyclical trend toward substantially higher yields. In the event of an increase in bond yields, the diversification value of bonds will improve. Higher bond yields have the potential to draw funds back to fixed income securities from dividend-paying common stocks, reversing a dynamic induced by global central bank policies. A year from now, even if long-term yields are a full percentage point higher, the global yield famine will continue. The higher yields rise, the greater the value of diversification provided by fixed income securities.

About 20% of the Short-Term Bond Fund's portfolio will mature within the next year and nearly 40% within the next two years, providing the Fund ample opportunity to reinvest as yields rise. The Fund has gradually increased credit quality over the last two years. The dollar-weighted average maturity remains slightly less than two years.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ "Short-Term Bond" category. The Fund's 12-month return of 0.87% was less than 1% percent below the Morningstar™ category average of 1.75% at month-end November 30, 2017. Therefore, the basic annual management fee of 0.50% remained unchanged for the month of December 2017. Note that the management fee is partially waived due to the adviser's voluntary cap on total Fund expenses.

8	November 30, 2017	Annual Report

Sextant Short-Term Bond Fund

Schedule of Investments			As of November 30, 2017
Corporate Bonds – 69.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

Alibaba Holding Group	3.125% due 11/28/2021	$350,000	$355,363	3.3%
Cintas No. 2	6.125% due 12/01/2017	270,000	270,000	2.5%
Ford Motor Credit	3.157% due 8/4/2020	250,000	253,733	2.4%
International Game Technology	7.50% due 06/15/2019	250,000	265,937	2.5%
Snap-On	6.70% due 03/01/2019	350,000	368,770	3.4%

		1,470,000	1,513,803	14.1%

Consumer Staples

McCormick & Co.	2.70% due 08/15/2022	500,000	499,222	4.7%

		500,000	499,222	4.7%

Energy

Statoil	5.25% due 04/15/2019	274,000	285,516	2.7%

		274,000	285,516	2.7%

Financials

Berkshire Hathaway Finance	2.00% due 08/15/2018	300,000	300,451	2.8%
Camden Property Trust	4.625% due 6/15/2021	275,000	291,801	2.7%
Jefferies Group	8.50% due 07/15/2019	265,000	289,841	2.7%

		840,000	882,093	8.2%

Health Care

Abbott Laboratories	4.125% due 05/27/2020	375,000	390,884	3.7%
AbbVie	2.50% due 05/14/2020	250,000	250,738	2.3%
Astrazeneca	2.375% due 11/16/2020	155,000	154,821	1.4%
Celgene	2.25% due 8/15/2021	300,000	294,444	2.8%
Gilead Sciences	2.55% due 09/01/2020	400,000	403,673	3.8%
Teva Pharmaceutical	3.65% due 11/10/2021	350,000	333,833	3.1%

		1,830,000	1,828,393	17.1%

Industrials

Emerson Electric	4.875% due 10/15/19	310,000	324,978	3.0%
Union Pacific	7.875% due 01/15/2019	127,000	134,834	1.3%

		437,000	459,812	4.3%

Materials

BHP Billiton Fin USA	6.50% due 4/01/2019	315,000	333,636	3.1%
Potash	3.25% due 12/01/2017	250,000	250,000	2.4%
Sherwin Williams	1.35% due 12/15/2017	250,000	249,976	2.3%

		815,000	833,612	7.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	9

Sextant Short-Term Bond Fund

Schedule of Investments			As of November 30, 2017
Corporate Bonds – 69.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Adobe Systems	4.75% due 02/01/2020	$379,000	$399,773	3.7%
Oracle	5.75% due 04/15/2018	250,000	253,666	2.4%
Xilinx	2.125% due 03/15/2019	200,000	199,496	1.9%

		829,000	852,935	8.0%

Utilities

LaClede Gas	2.00% due 08/15/2018	300,000	300,432	2.8%

		300,000	300,432	2.8%

Total Corporate Bonds		$7,295,000	$7,455,818	69.7%

Government Bonds – 23.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Notes

United States Treasury Note	2.75% due 12/31/2017	$142,000	$142,181	1.3%
United States Treasury Note	2.625% due 01/31/2018	141,000	141,318	1.3%
United States Treasury Note	2.25% due 07/31/2018	300,000	301,371	2.8%
United States Treasury Note	2.75% due 02/15/2019	200,000	202,422	1.9%
United States Treasury Note	2.00% due 09/30/2020	300,000	300,867	2.8%
United States Treasury Note	3.625% due 02/15/2021	900,000	946,758	8.9%
United States Treasury Note	2.50% due 08/15/2023	500,000	507,559	4.7%

		2,483,000	2,542,476	23.7%

Total investments	(Cost = $10,087,098)	$9,778,000	9,998,294	93.4%
Other assets (net of liabilities)			706,360	6.6%
Total net assets			$10,704,654	100.0%

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aaa"	23.7%	█
Rated "Aa2"	2.8%	█
Rated "Aa3"	2.7%	█
Rated "A1"	8.5%	█
Rated "A2"	6.4%	█
Rated "A3"	20.4%	█
Rated "Baa1"	2.4%	█
Rated "Baa2"	12.2%	█
Rated "Baa3"	11.8%	█
Rated "Ba2"	2.5%	█
Other assets (net of liabilities)	6.6%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.

10	November 30, 2017	Annual Report

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $10,087,098)	$9,998,294
Cash	608,344
Interest receivable	99,491
Prepaid expenses	6,104
Receivable for Fund shares sold	509
Total assets	10,712,742
Liabilities
Accrued audit expenses	4,181
Accrued retirement plan custodial fees	3,366
Accrued Chief Compliance Officer expenses	413
Accrued advisory fees	99
Distributions payable	29
Total liabilities	8,088
Net Assets	$10,704,654

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$10,787,670
Undistributed net investment income	1,165
Accumulated net realized gain	4,623
Unrealized net depreciation on investments	(88,804)
Net assets applicable to Fund shares outstanding	$10,704,654

Fund shares outstanding	2,140,641

Net asset value, offering, and redemption price per share	$5.00

Statement of Operations
As of November 30, 2017

Investment income
Interest income	$206,150
Total investment income	206,150
Expenses
Investment adviser fees	53,174
Filing and registration fees	17,387
Distribution fees	13,165
Audit fees	7,264
Printing and postage	4,349
Retirement plan custodial fees	3,545
Chief Compliance Officer expenses	2,666
Trustee fees	1,982
Other expenses	1,499
Legal fees	1,484
Custodian fees	497
Total gross expenses	107,012
Less adviser fees waived	(34,259)
Less custodian fee credits	(497)
Net expenses	72,256
Net investment income	$133,894

Net realized gain from investments	$4,623
Net increase in unrealized depreciation on investments	(55,176)
Net loss on investments	$(50,553)

Net increase in net assets resulting from operations	$83,341

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	11

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2017	Year ended Nov. 30, 2016
Increase in net assets from operations
From operations
Net investment income	$133,894	$84,145
Net realized gain on investments	4,623	6,043
Net increase in unrealized depreciation	(55,176)	(14,623)
Net increase in net assets	83,341	75,565
Distributions to shareowners from
Net investment income	(133,903)	(84,169)
Total distributions	(133,903)	(84,169)
Capital share transactions
Proceeds from sales of shares	1,652,337	4,019,356
Value of shares issued in reinvestment of dividends	133,340	83,674
Cost of shares redeemed	(1,356,859)	(1,256,339)
Total capital share transactions	428,818	2,846,691
Total increase in net assets	378,256	2,838,087

Net assets
Beginning of year	10,326,398	7,488,311
End of year	10,704,654	10,326,398

Undistributed net investment income	$1,165	$1,174

Shares of the Fund sold and redeemed
Number of shares sold	328,488	796,015
Number of shares issued in reinvestment of dividends	26,511	16,602
Number of shares redeemed	(269,774)	(249,169)
Net increase in number of shares outstanding	85,225	563,448

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2017	2016	2015	2014	2013
Net asset value at beginning of year	$5.02	$5.02	$5.04	$5.05	$5.07
Income from investment operations
Net investment income	0.06	0.05	0.05	0.06	0.06
Net gains (losses) on securities (both realized and unrealized)	(0.02)	0.00A	(0.02)	(0.01)	(0.02)
Total from investment operations	0.04	0.05	0.03	0.05	0.04
Less distributions
Dividends (from net investment income)	(0.06)	(0.05)	(0.05)	(0.06)	(0.06)
Total distributions	(0.06)	(0.05)	(0.05)	(0.06)	(0.06)

Net asset value at end of year	$5.00	$5.02	$5.02	$5.04	$5.05

Total return	0.87%	1.06%	0.67%	0.94%	0.82%

Ratios / supplemental data
Net assets ($000), end of year	$10,705	$10,326	$7,488	$7,674	$7,307
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.01%	1.15%	1.21%	1.29%	1.14%
After fee waivers	0.68%	0.76%	0.76%	0.76%	0.76%
After fee waivers and custodian fee credits	0.68%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.26%	1.05%	1.06%	1.14%	1.20%
Portfolio turnover rate	31%	11%	13%	14%	50%
A Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

12	November 30, 2017	Annual Report

Sextant Bond Income Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2017
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Bond Income Fund	4.51%	2.08%	4.06%	0.76%
Citi US Broad Investment-Grade Bond Index	3.24%	1.98%	4.04%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2007, to an identical amount invested in the Citi US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $14,892 versus $14,862 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated June 2, 2017, and incorporates results for the fiscal year ended November 30, 2016, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Bond (5.375% due 02/15/2031)	5.60%	Municipal Bonds	19.9%	█
Apple (4.50% due 02/23/2036)	4.20%	Government Bonds	14.5%	█
Intel (4.00% due 12/15/2032)	4.10%	Health Care	12.6%	█
Microsoft (4.20% due 11/03/2035)	4.00%	Technology	12.3%	█
Cincinnati Financial (6.92% due 05/15/2028)	3.40%	Financials	8.7%	█
United States Treasury Bond (6.125% due 08/15/2029)	3.20%	Energy	7.3%	█
Statoil ASA (Norsk Hydro Yankee) (7.15% due 01/15/2029)	3.20%	Utilities	6.9%	█
Puget Sound Energy (7.02% due 12/01/2027)	3.20%	Industrials	4.4%	█
Becton Dickinson (6.70% due 08/01/2028)	3.10%	Consumer Staples	2.8%	█
Merck & Co. (Schering) (6.50% due 12/01/2033)	3.00%	Consumer Discretionary	2.6%	█
		Materials	0.6%	█
		Other assets (net of liabilities)	7.4%	█

November 30, 2017	Annual Report	13

Sextant Bond Income Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Fiscal Year 2017

For the fiscal year ended November 30, 2017, the Sextant Bond Income Fund returned 4.51%, which was lower than the 9.03% average return of its Morningstar category peer group. For the five years ended November 30, the Fund provided a 2.08% annualized total return versus 4.15% for its Morningstar category peer group. During the year, the Fund's share price rose from $5.07 to $5.14, and net investment income rose from 2.85% to 3.05%. Fund shares outstanding declined -3.6%. Fund assets declined -2.1%. The Fund's 30-day yield was 2.39%, and its unsubsidized 30-day yield was 2.28%. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio declined to 0.78% from 0.88%.

Factors Affecting Past Performance

The rising federal funds rate (from 0.75% to 1.25%) and a shrinking Federal Reserve balance sheet (quantitative tightening) put downward pressure on inflation expectations and produced substantially flatter fixed income yield curves. For example, five-year US Treasury notes rose 0.31% in yield while the 30-year US Treasury yield declined -0.19%. Federal Reserve Board vacancies slowed major policy revisions. The resulting glacial pace of US monetary policy continued to depress volatility and option adjusted spreads. Improving earnings supported a further narrowing of credit spreads, pushing them near record lows.

Looking Forward

The US Federal Reserve will cautiously move the federal funds rate higher. The US Treasury will issue a record amount of short-term bills and notes to finance the expanding federal deficit. These forces will continue to flatten the yield curve. The fed funds rate can increase to about 2.75% before the yield curve inverts. At that point, a flat yield curve will give the Fed good reason to pause, given the negative effects of an inverted curve can take years to manifest. Assuming the yield curve keeps its current shape, with fed funds rate at 2.75%, the 30-yr bond yield would be about 4.20%.

The invigorating growth effects of the new US tax law will have to overcome the depressing effects of massive debt-funded deficits, the higher overall cost of leverage, weak demographics, and tighter monetary policy. New limits on mortgage and home equity loan interest deductions may temper US home prices in an overheated housing market. Limits on the deductibility of interest paid by corporations will raise the cost of corporate mergers, debt-funded equity buybacks, and leverage in general. The higher after-tax cost of debt may curb business activity and inflation.

Consumers have drawn down their savings rate and increased borrowing, limiting their ability to drive the economy forward next year. High public and private sector debt levels and quantitative tightening will dampen inflation expectations, moderate economic growth, and weigh on long-term yields. The extraordinarily high public and private debt service costs are simply not sustainable at substantially higher rates.

The European Central Bank will eventually throttle back its stimulus. However, with Brexit negotiations underway, the ECB must be especially cautious not to unnerve Europe's investors during the tightening process. China firmed rates to protect the exchange value of the yuan and reduce the level of corporate debt without slowing growth too much. Even Japan is showing signs of altering its single-minded adherence to zero interest rate targeting. With the possibility that central banks in the US, Europe, Japan, and China will tighten monetary policy simultaneously, interest rates in 2018 have the potential to be more volatile and upwardly mobile than over the last five years.

There is no denying the new optimism spreading across the business community. Boosted by the lower US corporate tax rates, expectations for higher growth and inflation are palatable. The long-term downtrend in bond yields may have reached a plateau. But it is critical to make the distinction between the normalization (rise) of policy-driven, hyperlow US interest rates and the birth of a bear market in bonds created by a major cyclical turning point in inflation expectations. The former is more likely than the latter. Without a lasting change in inflation expectations, any trend toward significantly higher yields remains a remote possibility. It is important to remember the weakened policy arsenal of central banks should a recession develop in G-7 member economies. A recession could send global yields back to historic lows.

Without a real change in inflation expectations, yields can still "normalize" without establishing a cyclical trend toward substantially higher yields. In the event of an increase in bond yields, the diversification value of bonds will improve. Higher bond yields have the potential to draw funds back to fixed income securities from dividend-paying common stocks, reversing a dynamic induced by global central bank policies. A year from now, even if long-term yields are a full percentage point higher, the global yield famine will continue. The higher yields rise, the greater the value of diversification provided by fixed income securities.

The Bond Income Fund has gradually increased credit quality over the last two years. The Fund will maintain a dollar-weighted average maturity close to its policy minimum of 10 years.

Management Fee Calculations

The Sextant Bond Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Long-Term Bond" category. The Fund's 12-month return 4.51% was more than 2% below the Morningstar™ category average of 9.03% at month-end November 30, 2017. Therefore, the basic annual management fee of 0.50% was decreased by 0.20% to 0.30% for the month of December 2017. Note that the management fee is partially waived due to the adviser's voluntary cap on total Fund expenses.

14	November 30, 2017	Annual Report

Sextant Bond Income Fund

Schedule of Investments			As of November 30, 2017
Corporate Bonds – 58.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

VF	6.00% due 10/15/2033	$200,000	$244,411	2.6%

		200,000	244,411	2.6%

Consumer Staples

Unilever Capital	5.90% due 11/15/2032	200,000	260,488	2.8%

		200,000	260,488	2.8%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	123,082	1.3%
Canadian Natural Resources	6.45% due 06/30/2033	225,000	271,329	2.8%
Statoil ASA (Norsk Hydro Yankee)	7.15% due 01/15/2029	224,000	300,508	3.2%

		549,000	694,919	7.3%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	251,040	2.6%
Cincinnati Financial	6.92% due 05/15/2028	250,000	323,127	3.4%
UBS AG Stamford CT	7.75% due 09/01/2026	200,000	254,345	2.7%

		700,000	828,512	8.7%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	290,327	3.1%
Johnson and Johnson	4.95% due 05/15/2033	226,000	272,246	2.9%
Merck & Co. (Schering)	6.50% due 12/01/2033	215,000	287,951	3.0%
Pharmacia	6.50% due 12/01/2018	100,000	104,376	1.1%
Teva Pharmaceutical	3.65% due 11/10/2021	250,000	238,452	2.5%

		1,031,000	1,193,352	12.6%

Industrials

Boeing	6.125% due 02/15/2033	215,000	284,326	3.0%
Deere & Co.	8.10% due 05/15/2030	95,000	136,997	1.4%

		310,000	421,323	4.4%

Materials

Air Products & Chemicals	8.75% due 04/15/2021	50,000	58,501	0.6%

		50,000	58,501	0.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	15

Sextant Bond Income Fund

Schedule of Investments			As of November 30, 2017
Corporate Bonds – 58.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Apple	4.50% due 02/23/2036	$350,000	$396,899	4.2%
Intel	4.00% due 12/15/2032	360,000	385,811	4.1%
Microsoft	4.20% due 11/03/2035	350,000	384,375	4.0%

		1,060,000	1,167,085	12.3%

Utilities

Entergy Louisiana	5.40% due 11/01/2024	200,000	229,560	2.4%
Florida Power & Light	5.95% due 10/01/2033	100,000	127,386	1.3%
Puget Sound Energy	7.02% due 12/01/2027	237,000	299,888	3.2%

		537,000	656,834	6.9%

Total Corporate Bonds		$4,637,000	$5,525,425	58.2%

Government Bonds – 14.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	$175,000	$216,497	2.3%

		175,000	216,497	2.3%

United States Treasury Bonds

United States Treasury Bond	5.25% due 02/15/2029	170,000	216,438	2.3%
United States Treasury Bond	6.125% due 08/15/2029	225,000	308,689	3.2%
United States Treasury Bond	6.25% due 05/15/2030	75,000	105,264	1.1%
United States Treasury Bond	5.375% due 02/15/2031	400,000	530,094	5.6%

		870,000	1,160,485	12.2%

Total Government Bonds		$1,045,000	$1,376,982	14.5%

Municipal Bonds – 19.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	$250,000	$265,890	2.8%
Dell Rapids SCD 49-3	6.257% due 01/15/2030	200,000	217,018	2.3%
Dupage Co. IL SCD #502	5.50% due 01/01/2026	150,000	154,273	1.6%
Idaho Hsg. & Fin. GARVEE BAB A-2	5.379% due 07/15/2020	180,000	189,761	2.0%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	158,167	1.7%
San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	217,796	2.3%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	247,673	2.6%

		1,370,000	1,450,578	15.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

16	November 30, 2017	Annual Report

Sextant Bond Income Fund

Schedule of Investments			As of November 30, 2017
Municipal Bonds – 19.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Revenue

Johnson Co. KS Bldg. Ls./Pr. REV. BAB	4.60% due 09/01/2026	$250,000	$259,988	2.7%
Oklahoma City Fin. Auth. Ed. Lease Rev.	6.60% due 09/01/2022	160,000	182,850	1.9%

		410,000	442,838	4.6%

Total Municipal Bonds		$1,780,000	$1,893,416	19.9%

Total investments	(Cost = $8,497,538)	$7,462,000	$8,795,823	92.6%
Other assets (net of liabilities)			700,008	7.4%
Total net assets			$9,495,831	100.0%

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aaa"	21.8%	█
Rated "Aa1"	7.5%	█
Rated "Aa2"	6.4%	█
Rated "Aa3"	3.2%	█
Rated "A1"	11.0%	█
Rated "A2"	12.6%	█
Rated "A3"	9.9%	█
Rated "Baa2"	5.8%	█
Rated "Baa3"	5.3%	█
Not rated	9.1%	█
Other assets (net of liabilities)	7.4%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	17

Sextant Bond Income Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $8,497,538)	$8,795,823
Cash	597,405
Interest receivable	107,020
Prepaid expenses	5,893
Receivable for Fund shares sold	4,130
Insurance reserve premium	400
Total assets	9,510,671
Liabilities
Payable for Fund shares redeemed	6,005
Accrued advisory fees	3,042
Accrued audit expenses	2,853
Accrued retirement plan custodial fees	2,529
Accrued Chief Compliance Officer expenses	316
Distributions payable	95
Total liabilities	14,840
Net assets	$9,495,831

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$9,243,689
Undistributed net investment income	24
Accumulated net realized loss	(46,167)
Unrealized net appreciation on investments	298,285
Net assets applicable to Fund shares outstanding	$9,495,831

Fund shares outstanding	1,846,281

Net asset value, offering, and redemption price per share	$5.14

Statement of Assets and Liabilities
As of November 30, 2017

Investment income
Interest income	$356,823
Total investment income	356,823
Expenses
Investment adviser fees	41,226
Filing and registration fees	16,745
Distribution fees	11,601
Audit fees	7,994
Printing and postage	3,535
Retirement plan custodial fees	2,685
Chief Compliance Officer expenses	2,642
Trustee fees	1,654
Legal fees	1,527
Other expenses	1,499
Custodian fees	445
Total gross expenses	91,553
Less adviser fees waived	(18,414)
Less custodian fee credits	(445)
Net expenses	72,694
Net investment income	$284,129

Net realized loss from investments	$(18,437)
Net increase in unrealized appreciation on investments	163,741
Net gain on investments	$145,304

Net increase in net assets resulting from operations	$429,433

The accompanying notes are an integral part of these financial statements.

18	November 30, 2017	Annual Report

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2017	Year ended Nov. 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$284,129	$256,447
Net realized loss on investments	(18,437)	(27,730)
Net increase (decrease) in unrealized appreciation	163,741	(60,674)
Net increase in net assets	429,433	168,043
Distributions to shareowners from
Net investment income	(284,105)	(256,646)
Total distributions	(284,105)	(256,646)
Capital share transactions
Proceeds from sales of shares	1,428,332	2,893,733
Value of shares issued in reinvestment of dividends	283,310	256,111
Cost of shares redeemed	(2,064,477)	(1,355,942)
Total capital share transactions	(352,835)	1,793,902
Total increase (decrease) in net assets	(207,507)	1,705,299

Net assets
Beginning of year	9,703,338	7,998,039
End of year	9,495,831	9,703,338

Undistributed net investment income	$24	$-

Shares of the Fund sold and redeemed
Number of shares sold	279,298	549,472
Number of shares issued in reinvestment of dividends	55,166	49,249
Number of shares redeemed	(403,662)	(260,805)
Net increase (decrease) in number of shares outstanding	(69,198)	337,916

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2017	2016	2015	2014	2013
Net asset value at beginning of year	$5.07	$5.07	$5.26	$5.05	$5.41
Income from investment operations
Net investment income	0.16	0.15	0.17	0.16	0.17
Net gains (losses) on securities (both realized and unrealized)	0.07	0.00A	(0.19)	0.21	(0.36)
Total from investment operations	0.23	0.15	(0.02)	0.37	(0.19)
Less distributions
Dividends (from net investment income)	(0.16)	(0.15)	(0.17)	(0.16)	(0.17)
Total distributions	(0.16)	(0.15)	(0.17)	(0.16)	(0.17)

Net asset value at end of year	$5.14	$5.07	$5.07	$5.26	$5.05

Total return	4.51%	2.91%	(0.47)%	7.40%	(3.59)%

Ratios / supplemental data
Net assets ($000), end of year	$9,496	$9,703	$7,998	$7,967	$7,117
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	0.98%	1.01%	1.03%	1.27%	1.12%
After fee waivers	0.78%	0.89%	0.90%	0.91%	0.90%
After fee waivers and custodian fee credits	0.78%	0.88%	0.90%	0.90%	0.89%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.05%	2.85%	3.21%	3.07%	3.23%
Portfolio turnover rate	4%	11%	4%	13%	8%
A Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	19

Sextant Core Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2017
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Core Fund	15.15%	6.16%	3.99%	0.80%
Dow Jones Moderate US Portfolio Index	14.97%	8.18%	5.58%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2007, to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $14,791 versus $17,234 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated June 2, 2017, and incorporates results for the fiscal year ended November 30, 2016. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Communications	1.3%	3.9%
Consumer Discretionary	4.6%	2.8%
Consumer Staples	5.4%	n/a
Energy	3.6%	n/a
Financials	9.5%	5.2%
Government Bonds	n/a	12.6%
Health Care	6.0%	3.9%
Industrials	4.9%	1.7%
Materials	7.2%	0.8%
Municipal Bonds	n/a	4.3%
Technology	12.3%	2.4%
Utilities	1.5%	n/a
Total	56.3%	37.6%

Top 10 Holdings
% of Total Net Assets
US Treasury Note (1.50% 06/15/2020)	5.0%
US Treasury Note (2.75% 11/15/2023)	2.7%
Gilead Sciences (3.70% 04/01/2024)	2.0%
US Treasury Note (2.00% 11/30/2022)	1.9%
3M	1.8%
PNC Financial Services Group	1.7%
Legrand France SA Yankee (8.5% 2/15/2025)	1.7%
Qualcomm (3.25% 05/20/2027)	1.6%
Toronto-Dominion Bank	1.6%
US Treasury Note (2.125% 08/31/2020)	1.6%

Asset Allocation
% of Total Net Assets
Equity Securities	56.3%	█
Fixed Income Securities	37.6%	█
Other assets (net of liabilities)	6.1%	█

20	November 30, 2017	Annual Report

Sextant Core Fund

Discussion of Fund Performance (unaudited)

(photos omitted)

Fiscal Year 2017

The Sextant Core Fund reported positive returns for each month of the fiscal year. During this period, the Fund outperformed its benchmark eight out of 12 months as the equity markets rallied and the credit markets declined. The fiscal year ended with the Fund producing a one-year return of 15.15%, outperforming the benchmark Dow Jones Moderate Portfolio Index return of 14.97% for the same period.

Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio declined to 0.83% from 1.04%.

Factors Affecting Past Performance

Equities

The Sextant Core Fund's mandate specifies a 60% allocation to equity securities, with two-thirds being US-domiciled companies and one-third foreign-domiciled companies. The Fund's average equity allocation for the year was 61.5%. During the year, the Fund increased its number of equity positions, reduced its average position size, and increased its average market capitalization. The largest sector allocation, Technology, contributed the most to portfolio performance as that sector led the market. Semiconductor positions, which started the year with attractive valuations, were notable contributors. Consumer Staples also contributed positively as activist shareholders in that sector called attention to untapped earnings potential. Positions in Energy initially detracted from annual performance but rebounded and contributed later in the year as energy prices rallied.

Fixed Income

The rising federal funds rate and shrinking Federal Reserve balance sheet (quantitative tightening) put upward pressure on short-term rates and downward pressure on inflation expectations, creating substantially flatter fixed income yield curves. This produced barely positive returns for short fixed income paper and solid single-digit returns for longer paper.

The invigorating effects of the 2017 Tax Cuts and Jobs Act will have to overcome the dampening effects of greater debt-funded deficits, the higher overall cost of leverage, weak demographics, and tighter monetary policy.

With the possibility that central banks in the US, Europe, Japan, and China will tighten monetary policy simultaneously, interest rates in 2018 have the potential to be more volatile and upwardly mobile than over the last five years.

The long-term downtrend in bond yields may have reached a plateau. But it is critical to make the distinction between the normalization (rise) of policy-driven hyperlow US interest rates and the birth of a bear market for bonds created by a major cyclical turning point in inflation expectations. It is important to remember the weakened policy arsenal of central banks should a recession develop in a G-7 member economies. A recession could send global yields back to historic lows. The higher yields rise, the greater is the value of diversification provided by fixed income securities.

Looking Forward

With regard to the equity portfolio of the Fund, we expect to modestly increase the number of positions and emphasize the Fund's value and income characteristics. In late summer of 2017, the Fund began to reduce exposure to the Technology and Consumer Staples sectors as valuations became less attractive, while reallocating that capital to positions in Financial Services and Industrials. The Fund's fiscal 2017 turnover of 34% will likely be replicated in 2018 as this plan is enacted.

Management Fee Calculations

The Sextant Core Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Allocation – 50% to 70% Equity" category. The Fund's 12-month return of 15.15% was more than 1% but less than 2% above the Morningstar™ category average of 13.56% as of November 30, 2017. Therefore, the basic annual management fee of 0.50% was increased by 0.10% to 0.60% for the month of December 2017.

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aaa"	14.3%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

Rated "Aa1"	1.7%	█
Rated "Aa2"	1.6%	█
Rated "Aa3"	0.9%	█
Rated "A1"	3.2%	█
Rated "A2"	2.0%	█
Rated "A3"	5.3%	█
Rated "Baa1"	1.6%	█
Rated "Baa2"	1.9%	█
Rated "Baa3"	1.6%	█
Rated "Ba3"	1.2%	█
Not rated	2.3%	█
Equity	56.3%	█
Other assets (net of liabilities)	6.1%	█

November 30, 2017	Annual Report	21

Sextant Core Fund

Schedule of Investments				As of November 30, 2017
Common Stocks – 56.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Alphabet, Class A²	167	$130,853	$173,040	United States	1.3%

		130,853	173,040		1.3%

Consumer Discretionary

Airlines
Delta Air Lines	1,870	77,061	98,960	United States	0.8%

Apparel, Footwear & Accessory Design
VF	2,300	125,359	167,808	United States	1.3%

Home & Office Product Wholesalers
Fastenal	1,300	59,366	68,107	United States	0.5%

Home Products Stores
Lowe's	1,350	74,017	112,550	United States	0.8%

Specialty Apparel Stores
Ross Stores	1,990	130,074	151,300	United States	1.2%

		465,877	598,725		4.6%

Consumer Staples

Agricultural Producers
Ingredion	500	60,151	69,240	United States	0.6%

Beverages
PepsiCo	1,250	90,758	145,650	United States	1.1%

Household Products
Procter & Gamble	2,000	151,282	179,980	United States	1.4%
Unilever ADR	1,850	58,335	104,488	United Kingdom	0.8%
		209,617	284,468		2.2%

Packaged Food
Nestle ADR	2,300	169,044	196,443	Switzerland	1.5%

		529,570	695,801		5.4%

Energy

Exploration & Production
CNOOC ADR	640	80,876	87,578	China	0.7%
ConocoPhillips	2,240	114,404	113,971	United States	0.9%
		195,280	201,549		1.6%

Integrated Oils
Statoil ADR	6,500	113,335	130,520	Norway	1.0%
Total ADR	2,332	125,487	131,875	France	1.0%
		238,822	262,395		2.0%

		434,102	463,944		3.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

22	November 30, 2017	Annual Report

Sextant Core Fund

Schedule of Investments				As of November 30, 2017
Common Stocks – 56.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Banks
Mitsubishi UFJ Financial ADR	21,450	$137,152	$152,939	Japan	1.2%
PNC Bank	1,590	115,896	223,490	United States	1.7%
Toronto-Dominion Bank	3,715	150,876	211,532	Canada	1.6%
		403,924	587,961		4.5%

Consumer Finance
Ally Financial	6,600	134,777	177,276	United States	1.4%

Diversified Banks
Citigroup	470	34,728	35,485	United States	0.3%
JP Morgan Chase	1,750	153,563	182,910	United States	1.4%
		188,291	218,395		1.7%

Life Insurance
MetLife	640	34,877	34,355	United States	0.3%
Prudential Financial	320	35,705	37,069	United States	0.3%
		70,582	71,424		0.6%
P&C Insurance
Chubb	1,130	151,600	171,884	Switzerland	1.3%

		949,174	1,226,940		9.5%

Health Care

Biotech
Amgen	970	155,052	170,390	United States	1.3%

Large Pharma
Johnson & Johnson	1,200	91,914	167,196	United States	1.3%
Merck & Co	400	22,392	22,108	United States	0.1%
Novo Nordisk ADR	2,000	18,098	103,540	Denmark	0.8%
Pfizer	4,600	147,787	166,796	United States	1.3%
		280,191	459,640		3.5%

Life Science Equipment
Abbott Laboratories	2,700	97,631	152,199	United States	1.2%

		532,874	782,229		6.0%

Industrials

Commercial & Residential Building Equipment & Systems
Honeywell International	1,000	51,734	155,960	United States	1.2%

Electrical Power Equipment
General Electric	2,000	48,418	36,580	United States	0.3%

Factory Automation Equipment
Sensata Technologies Holding²	3,300	138,635	164,835	United States	1.3%

Flow Control Equipment
Parker Hannifin	850	81,846	159,367	United States	1.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	23

Sextant Core Fund

Schedule of Investments				As of November 30, 2017
Common Stocks – 56.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Industrials (continued)

Rail Freight
Canadian National Railway	1,600	$40,238	$124,768	Canada	0.9%

		360,871	641,510		4.9%

Materials

Agricultural Chemicals
Monsanto	1,050	123,646	124,257	United States	1.0%

Basic & Diversified Chemicals
Praxair	1,000	79,815	153,920	United States	1.2%

Containers & Packaging
3M	975	83,159	237,062	United States	1.8%

Non-Wood Building Materials
Carlisle	1,200	127,355	137,964	United States	1.1%

Specialty Chemicals
PPG Industries	1,000	107,915	116,850	United States	0.9%
RPM International	3,000	90,470	158,910	United States	1.2%
		198,385	275,760		2.1%

		612,360	928,963		7.2%

Technology

Application Software
SAP ADR	1,500	125,571	170,025	Germany	1.3%
Tencent Holdings ADR	2,100	67,036	107,468	China	0.8%
		192,607	277,493		2.1%

Communications Equipment
Apple	1,000	94,574	171,850	United States	1.3%

Computer Hardware & Storage
HP	8,000	118,989	171,600	United States	1.3%

Infrastructure Software
CA	5,100	160,585	168,657	United States	1.3%
Oracle	2,000	74,000	98,120	United States	0.8%
		234,585	266,777		2.1%

Semiconductor Devices
Infineon Technologies ADR	5,275	99,909	146,038	Germany	1.1%
Intel	3,100	109,565	139,004	United States	1.1%
NXP Semiconductors²	900	89,118	102,051	Netherlands	0.8%
Qualcomm	1,000	51,858	66,340	United States	0.5%
Xilinx	1,700	68,620	118,167	United States	0.9%
		419,070	571,600		4.4%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	3,500	37,159	$138,600	Taiwan	1.1%

		1,096,984	1,597,920		12.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

24	November 30, 2017	Annual Report

Sextant Core Fund

Schedule of Investments				As of November 30, 2017
Common Stocks – 56.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Utilities

Integrated Utilities
NextEra Energy	1,250	$90,644	$197,550	United States	1.5%

		90,644	197,550		1.5%

Total Common Stocks		$5,203,309	$7,306,622		56.3%

Corporate Bonds – 20.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Communications

America Movil	5.00% due 03/30/2020	$100,000	$105,705	0.8%
Bellsouth Capital Funding	7.875% due 02/15/2030	150,000	193,115	1.5%
Vodafone	4.625% due 07/15/2018	200,000	203,281	1.6%

		450,000	502,101	3.9%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	151,593	1.2%
Stanford University	4.013% due 05/01/2042	100,000	108,498	0.8%
Walmart	1.95% due 12/15/2018	100,000	100,210	0.8%

		350,000	360,301	2.8%

Financials

Blackstone Holdings³	5.875% due 03/15/2021	100,000	110,004	0.8%
General Electric Capital	5.35% due 04/15/2022	101,000	108,692	0.8%
HSBC Holdings	4.25% due 03/14/2024	150,000	156,016	1.2%
Jefferies Group	5.125% due 04/13/2018	200,000	202,256	1.6%
PartnerRe Finance	5.50% due 06/01/2020	100,000	106,668	0.8%

		651,000	683,636	5.2%

Health Care

Becton Dickinson	3.125% due 11/08/2021	100,000	100,691	0.8%
Celgene	2.875% due 8/15/2020	140,000	141,368	1.1%
Gilead Sciences	3.70% due 04/01/2024	250,000	261,789	2.0%

		490,000	503,848	3.9%

Industrials

Legrand France Yankee	8.50% due 2/15/2025	170,000	221,043	1.7%

		170,000	221,043	1.7%

Materials

Air Products & Chemicals	4.375% due 08/21/2019	$100,000	$103,731	0.8%

		100,000	103,731	0.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	25

Sextant Core Fund

Schedule of Investments			As of November 30, 2017
Corporate Bonds – 20.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Cisco Systems	2.90% due 03/04/2021	$100,000	$101,749	0.8%
Qualcomm	3.25% due 05/20/2027	220,000	211,549	1.6%

		320,000	313,298	2.4%

Total Corporate Bonds		$2,531,000	$2,687,958	20.7%

Government Bonds – 12.6%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Notes

United States Treasury Note	1.50% due 06/15/2020	650,000	644,109	5.0%
United States Treasury Note	2.125% due 08/31/2020	204,000	205,291	1.6%
United States Treasury Note	2.00% due 11/30/2022	250,000	248,281	1.9%
United States Treasury Note	1.625% due 04/30/2023	106,000	102,928	0.8%
United States Treasury Note	2.75% due 11/15/2023	350,000	360,035	2.7%
United States Treasury Note	2.00% due 05/31/2024	80,000	78,603	0.6%

		$1,640,000	$1,639,247	12.6%

Total Government Bonds		$1,640,000	$1,639,247	12.6%

Municipal Bonds – 4.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

City of Phoenix AZ	5.269% due 07/01/2034	$100,000	$118,283	0.9%
Lake Washington SCD #414 WA BAB	4.906% due 12/01/2027	100,000	107,154	0.9%
Skagit SCD #1	4.613% due 12/01/2022	100,000	106,720	0.8%

		300,000	332,157	2.6%

Revenue

New York City Housing Dev. Corp	2.65% due 05/01/2021	100,000	100,486	0.8%
Tacoma WA Elec. Sys. Revenue	5.966% due 01/01/2035	100,000	121,348	0.9%

		200,000	221,834	1.7%

Total Municipal Bonds		$500,000	553,991	4.3%

Total investments	(Cost $10,084,114)		12,187,818	93.9%
Other assets (net of liabilities)			791,706	6.1%
Total net assets			$12,979,524	100.0%

¹ Country of domicile
² Non-income producing security
³ Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. At November 30, 2017, the net value of these securities was $110,004 representing 0.8% of net assets.

ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

26	November 30, 2017	Annual Report

Sextant Core Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $10,084,114)	$12,187,818
Cash	723,051
Dividends and interest receivable	68,089
Receivable for fund shares sold	9,381
Prepaid expenses	6,473
Total assets	12,994,812
Liabilities
Accrued audit expenses	6,375
Accrued advisory fees	5,292
Accrued retirement plan custodial fees	2,640
Accrued Chief Compliance Officer expenses	433
Accrued other expenses	377
Accrued trustee fees	171
Total liabilities	15,288
Net assets	$12,979,524

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$10,877,315
Undistributed net investment income	166,943
Accumulated net realized loss	(168,492)
Unrealized net appreciation on investments	2,103,758
Net assets applicable to Fund shares outstanding	$12,979,524

Fund shares outstanding	999,215

Net asset value, offering, and redemption price per share	$12.99

Statement of Operations
Year ended November 30, 2017

Investment income
Dividends (net of foreign tax of $12,017)	$150,592
Interest income	109,226
Total investment income	259,818
Expenses
Investment adviser fees	39,680
Filing and registration fees	17,850
Distribution fees	12,497
Audit fees	7,395
Printing and postage	4,047
Chief Compliance Officer expenses	2,833
Retirement plan custodial fees	2,817
Trustee fees	1,870
Legal fees	1,531
Other expenses	1,412
Custodian fees	546
Total gross expenses	92,478
Less custodian fee credits	(546)
Net expenses	91,932
Net investment income	$167,886

Net realized gain from investments and foreign currency	$48,407
Net increase in unrealized appreciation on investments	1,338,467
Net gain on investments	$1,386,874

Net increase in net assets resulting from operations	$1,554,760

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	27

Sextant Core Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2017	Year ended Nov. 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$167,886	$132,885
Net realized gain (loss) on investments	48,407	(218,437)
Net increase in unrealized appreciation	1,338,467	256,306
Net increase in net assets	1,554,760	170,754
Distributions to shareowners from
Net investment income	(132,290)	-
Total distributions	(132,290)	-
Capital share transactions
Proceeds from sales of shares	4,682,485	1,152,997
Value of shares issued in reinvestment of dividends	132,290	-
Cost of shares redeemed	(1,820,402)	(1,196,560)
Total capital share transactions	2,994,373	(43,563)
Total increase in net assets	4,416,843	127,191

Net assets
Beginning of year	8,562,681	8,435,490
End of year	12,979,524	8,562,681

Undistributed net investment income	$166,943	$132,290

Shares of the Fund sold and redeemed
Number of shares sold	387,379	102,497
Number of shares issued in reinvestment of dividends	11,550	-
Number of shares redeemed	(147,603)	(104,336)
Net increase (decrease) in number of shares outstanding	251,326	(1,839)

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2017	2016	2015	2014	2013
Net asset value at beginning of year	$11.45	$11.25	$12.43	$11.78	$10.81
Income from investment operations
Net investment income	0.16	0.18	0.18	0.21	0.20
Net gains (losses) on securities (both realized and unrealized)	1.55	0.02	(0.72)	0.78	0.98
Total from investment operations	1.71	0.20	(0.54)	0.99	1.18
Less distributions
Dividends (from net investment income)	(0.17)	-	(0.18)	(0.21)	(0.21)
Distributions (from capital gains)	-	-	(0.46)	(0.13)	-
Total distributions	(0.17)	-	(0.64)	(0.34)	(0.21)

Net asset value at end of year	$12.99	$11.45	$11.25	$12.43	$11.78

Total return	15.15%	1.78%	(4.38)%	8.41%	10.96%

Ratios / supplemental data
Net assets ($000), end of year	$12,980	$8,563	$8,435	$8,656	$6,960
Ratio of expenses to average net assets
Before custodian fee credits	0.84%	1.05%	1.02%	1.17%	1.01%
After custodian fee credits	0.83%	1.04%	1.01%	1.16%	1.01%
Ratio of net investment income after custodian fee credits to average net assets	1.52%	1.52%	1.44%	1.88%	1.68%
Portfolio turnover rate	34%	39%	24%	14%	29%

The accompanying notes are an integral part of these financial statements.

28	November 30, 2017	Annual Report

Sextant Global High Income Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2017
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Global High Income Fund²	15.01%	6.16%	n/a	0.92%
S&P Global 1200 Index	24.95%	12.33%	5.43%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund's inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $13,587 versus $15,802 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated June 2, 2017, and incorporates results for the fiscal year ended November 30, 2016, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² The Sextant Global High Income Fund began operations on March 30, 2012.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Communications	3.7%	5.0%
Consumer Discretionary	2.3%	4.8%
Consumer Staples	n/a	2.2%
Energy	11.5%	1.4%
Financials	4.6%	7.3%
Foreign Government Bonds	n/a	8.9%
Health Care	2.9%	n/a
Industrials	3.6%	2.5%
Materials	6.8%	2.8%
Revenue	n/a	2.8%
Technology	6.0%	3.0%
United States Treasury Bonds	n/a	7.1%
Utilities	n/a	1.3%
Total	41.4%	49.1%

Top 10 Holdings
% of Total Net Assets
United States Treasury Bond (6.125% due 11/15/2027)	7.1%
Mexico Bonos Desarrollo (6.50% due 06/10/2021)	4.8%
Microchip Technology	3.7%
Itau Unibanco Holding ADR, Class A	2.9%
T-Mobile (6.50% due 01/15/2026)	2.9%
Jefferies Group (5.125% due 01/20/2023)	2.9%
BHP Billiton ADR	2.6%
Royal Dutch Shell ADR, Class A	2.6%
Statoil ADR	2.6%
Burlington Northern Santa Fe (5.05% due 03/01/2041)	2.5%

Asset Allocation
% of Total Net Assets
Equity Securities	41.4%	█
Fixed Income Securities	49.1%	█
Other assets (net of liabilities)	9.5%	█

November 30, 2017	Annual Report	29

Sextant Global High Income Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2017

The Sextant Global High Income Fund completed fiscal year 2017 with a total return of 15.01%. The Fund distributed $0.45 income per share during the year. The ratio of net investment income to average net assets during the fiscal year was 3.34%. The 30-day SEC yield was 3.01% at November 30.

The Fund underperformed its S&P Global 1200 equity benchmark, which returned 24.59% amid a strong rally in world stock markets, but outperformed its fixed-income benchmark, the Bloomberg-Barclays Global High Yield Corporate Bond Index, which returned 11.73%. The Fund's Morningstar World Allocation peer group slightly outperformed with a 15.12% average return.

The Fund completed its fifth full year of operations in fiscal 2017.Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio declined to 0.82% from 0.90%.

Factors Affecting Past Performance

For the first year since the Fund's inception, the US stock market lagged international market returns: the MSCI World ex-US index returned 26.68% compared to the 22.84% return for the MSCI US index. The Sextant Global High Income Fund's investment policies and investment restrictions lead the Fund to have a structural bias for non-US equities, so the outperformance of non-US stocks are of benefit to the Fund relative to other global equity and fixed-income funds. Moreover, our value investing orientation has led us to favor the stocks of non-US companies, as their valuations have been considerably more attractive than those of US stocks.

Looking Forward

Equities

Global equities staged a strong rally during the fiscal year. Non-US stocks, underpinned by improving economies, performed very well. Despite this advance, non-US stocks remain attractively valued, particularly in comparison with US stocks. The coming year will mark the 10th anniversary of the Global Financial Crisis. Despite hiccups in China and Latin America, and a very protracted recovery in Europe, the global economy as a whole has not experienced another recession over the 10-year period. While this expansion has been long by historical standards, it was also quite weak, which seems to have helped prevent the types of excesses that sow seeds for the next downturn. We think the recent synchronization of economic growth across the world will be a positive for stocks for at least the next year.

Fixed Income

The demons of deflation finally appear to have been vanquished. Still, despite full employment in the US and improving labor conditions elsewhere, signs of budding inflationary pressures remain muted. However, improved economic prospects have lifted real interest rates, and US bond yields are creeping higher, a negative for long-term bonds. We expect the Fed to continue "normalizing" short-term interest rates by raising them throughout the year, but the yield curve may continue to flatten with the long-end remaining stable unless stronger signs of wage pressure or other inflationary evidence begins to emerge.

With the assumption that Jerome Powell is confirmed by the Senate to replace Federal Reserve Chair Janet Yellen, the Fed leadership change creates some uncertainty as to the policy path, particularly if inflation picks up or signs of economic weakness emerge. We would not be surprised to see the Fed adopt a more dovish attitude toward higher levels of inflation, perhaps allowing some "catch-up" after years of inflation falling below the Fed's target. We therefore think some caution is warranted and favor investments with lower inflation risk.

Foreign Currencies

Our models of the foreign currency markets suggest most remain undervalued relative to the US dollar. Latin American currencies, including the Mexican peso, remain particularly attractive, as do the Canadian dollar and Nordic currencies. We also expect the Trump administration to remain biased in favor of a weaker dollar in support of US manufacturing and export competitiveness.

Management Fee Calculations

The Sextant Global High Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "World Allocation" category. The Fund's 12-month return (15.01%) was less than one percent below the Morningstar™ category average (15.12%) at month-end November 30, 2017. Therefore, the basic annual management fee of 0.50% was unchanged for the month of December 2017. Note that significant portions of the Fund's expenses are waived due to the adviser's voluntary cap on total Fund expenses.

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aaa"	7.1%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

Rated "A3"	7.3%	█
Rated "Baa2"	8.2%	█
Rated "Baa3"	5.3%	█
Rated "Ba1"	4.1%	█
Rated "Ba2"	2.5%	█
Rated "Ba3"	4.5%	█
Rated "B1"	1.4%	█
Rated "B3"	3.7%	█
Rated "Caa3"	0.5%	█
Not rated	4.5%	█
Equity	41.4%	█
Other assets (net of liabilities)	9.5%	█

30	November 30, 2017	Annual Report

Sextant Global High Income Fund

Schedule of Investments				As of November 30, 2017
Common Stocks – 41.4%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
Orange ADR	10,000	$147,658	$172,300	France	1.9%
SK Telecom ADR	6,200	82,085	170,128	South Korea	1.8%

		229,743	342,428		3.7%

Consumer Discretionary

Apparel, Footwear, & Accessory Design
VF	3,000	163,483	218,880	United States	2.3%

		163,483	218,880		2.3%

Energy

Exploration & Production
CNOOC Limited ADR	1,700	260,828	232,628	China	2.5%
Goodrich Petroleum[2]	138	-	1,456	United States	0.0%[3]
		260,828	234,084		2.5%

Integrated Oils
Royal Dutch Shell ADR, Class A	3,800	241,426	243,656	Netherlands	2.6%
Statoil ADR	12,000	218,810	240,960	Norway	2.6%
Total ADR	3,800	202,606	214,890	France	2.3%
		662,842	699,506		7.5%

Oil & Gas Services & Equip
National Oilwell Varco	4,200	139,818	140,910	United States	1.5%

		1,063,488	1,074,500		11.5%

Financials

Banks
Skandinaviska Enskilda Banken, Class A	13,000	136,631	155,190	Sweden	1.7%

Diversified Banks
Itau Unibanco Holding ADR, Class A	22,000	207,301	276,100	Brazil	2.9%

		343,932	431,290		4.6%

Health Care

Large Pharma
GlaxoSmithKline ADR	3,100	143,250	108,686	United Kingdom	1.2%
Novartis ADR	1,900	110,053	163,020	Switzerland	1.7%

		253,303	271,706		2.9%

Industrials

Infrastructure Construction
CCR	30,000	174,956	145,169	Brazil	1.5%
Hopewell Highway Infrastructure	325,000	168,010	194,269	China	2.1%

		342,966	339,438		3.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	31

Sextant Global High Income Fund

Schedule of Investments				As of November 30, 2017
Common Stocks – 41.4%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	8,000	$221,690	$157,200	Canada	1.7%

Base Metals
South 32 ADR	19,000	134,773	231,895	Australia	2.5%

Steel Raw Material Suppliers
BHP Billiton ADR	6,000	207,424	249,300	Australia	2.6%

		563,887	638,395		6.8%

Technology

Computer Hardware & Storage
HP	10,000	151,598	214,500	United States	2.3%

Semiconductor Devices
Microchip Technology	4,000	136,113	347,960	United States	3.7%

		287,711	562,460		6.0%

Total Common Stock		$3,248,513	$3,879,097		41.4%

Corporate Bonds – 30.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

Puget Sound Energy (3 month LIBOR plus 2.53%)[4]	4.01063% due 06/01/2067	$200,000	$193,000	United States	2.1%
T-Mobile	6.50% due 01/15/2026	250,000	273,438	United States	2.9%

		450,000	466,438		5.0%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	151,593	United States	1.6%
GAP	5.95% due 04/12/2021	100,000	107,977	United States	1.2%
Rent-A-Center	6.625% due 11/15/2020	200,000	189,000	United States	2.0%

		450,000	448,570		4.8%

Consumer Staples

Grupo Bimbo	4.875% due 06/27/2044	200,000	205,418	Mexico	2.2%

		200,000	205,418		2.2%

Energy

Petrobras International Finance	6.875% due 01/20/2040	50,000	50,813	Brazil	0.9%
Petrobras International Finance	6.75% due 01/27/2041	80,000	80,300	Brazil	0.5%

		130,000	131,113		1.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

32	November 30, 2017	Annual Report

Sextant Global High Income Fund

Schedule of Investments				As of November 30, 2017
Corporate Bonds – 30.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Financials

Canadian Imperial Bank	3.42% due 01/26/2026	CAD 250,000	$198,568	Canada	2.1%
Jefferies Group	5.125% due 01/20/2023	$250,000	270,887	United States	2.9%
Royal Bank of Scotland	6.125% due 12/15/2022	200,000	220,220	United Kingdom	2.3%

			689,675		7.3%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	236,459	United States	2.5%

		200,000	236,459		2.5%

Materials

Allegheny Technologies	7.875% due 08/15/2023	150,000	163,500	United States	1.7%
AngloGold Ashanti Holdings	5.375% due 04/15/2020	100,000	104,614	South Africa	1.1%

		250,000	268,114		2.8%

Technology

Hewlett Packard	4.65% due 12/09/2021	100,000	106,778	United States	1.2%
Nokia	5.375% due 05/15/2019	165,750	171,137	Finland	1.8%

		265,750	277,915		3.0%

Utilities

Iberdrola International[5]	5.75% due PERP[6]	EUR 100,000	120,596	Spain	1.3%

			120,596		1.3%

Total Corporate Bonds			$2,844,298		30.3%

Government Bonds – 16.0%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	$125,000	$153,750	Colombia	1.6%
Federal Republic of Brazil	8.50% due 01/05/2024	BRL 750,000	233,538	Brazil	2.5%
Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 85,000	447,160	Mexico	4.8%

			834,448		8.9%

United States Treasury Bonds

United States Treasury Bond	6.125% due 11/15/2027	500,000	663,926	United States	7.1%

		$500,000	663,926		7.1%

Total Government Bonds			$1,498,374		16.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	33

Sextant Global High Income Fund

Schedule of Investments				As of November 30, 2017
Municipal Bonds – 2.8%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Revenue

Colony TX NFM Sales Tax Revenue	7.00% due 10/01/2027	$100,000	$104,515	United States	1.1%
Colony TX NFM Sales Tax Revenue	7.25% due 10/01/2033	50,000	52,375	United States	0.6%
Colony TX NFM Sales Tax Revenue	7.625% due 10/01/2042	50,000	55,768	United States	0.6%
Puerto Rico Aqueduct & Sewer	5.00% due 07/01/2019	85,000	51,957	Puerto Rico	0.5%

		$285,000	$264,615		2.8%

Warrants – 0.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy

Exploration & Production
Goodrich Petroleum Warrants²	1,179	$-	$-	United States	0.0%

		$-	$-		0.0%

Total investments	(Cost = $7,819,353)		8,486,384		90.5%
Other assets (net of liabilities)			886,530		9.5%
Total net assets			$9,372,914		100.0%

¹ Country of domicile
² Non-income producing
³ Less than 0.05%

[4] Variable rate security. The interest rate represents the rate in effect at November 30, 2017, and resets periodically based on the parenthetically disclosed reference rate and spread.

[5] Iberdrola International is a fixed to float bond and the interest rate shown represents the rate in effect at November 30, 2017. The bond has a fixed rate until February 2018 when the interest rate will update to EUSA5 plus 4.810% and will reset periodically.

[6] Security is perpetual in nature and has no stated maturity

ADR: American Depositary Receipt

Countries	(unaudited)

Other assets (net of liabilities) 9.5% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

34	November 30, 2017	Annual Report

Sextant Global High Income Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $7,819,353)	$8,486,384
Cash	777,849
Dividends and interest receivable	114,607
Prepaid expenses	5,434
Receivable for Fund shares sold	2,412
Total assets	9,386,686
Liabilities
Accrued audit expenses	4,763
Accrued advisory fees	3,405
Accrued retirement plan custodial fees	1,373
Accrued printing expenses	1,323
Accrued trustee fees	1,166
Accrued legal expenses	712
Accrued other expenses	580
Accrued Chief Compliance Officer expenses	368
Distributions payable	62
Payable for Fund shares redeemed	20
Total liabilities	13,772
Net assets	$9,372,914

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$8,643,338
Undistributed net investment income	253,596
Accumulated net realized loss	(191,269)
Unrealized net appreciation on investments	667,249
Net assets applicable to Fund shares outstanding	$9,372,914

Fund shares outstanding	842,528

Net asset value, offering and redemption price per share	$11.12

Statement of Operations
Year ended November 30, 2017

Investment income
Interest income	$236,284
Dividend Income (net of foreign tax of $19,049)	126,015
Miscellaneous income	1,021
Total investment income	363,320
Expenses
Investment adviser fees	57,798
Filing and registration fees	18,025
Distribution fees	10,281
Audit fees	5,795
Printing and postage	2,908
Chief Compliance Officer expenses	2,314
Retirement plan custodial fees	1,512
Trustee fees	1,318
Legal fees	1,134
Other expenses	1,085
Custodian fees	588
Total gross expenses	102,758
Less adviser fees waived	(30,556)
Less custodian fee credits	(588)
Net expenses	71,614
Net investment income	$291,706

Net realized loss from investments and foreign currency	$(213,838)
Net increase in unrealized appreciation on investments	1,114,967
Net gain on investments	$901,129

Net increase in net assets resulting from operations	$1,192,835

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	35

Sextant Global High Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2017	Year ended Nov. 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$291,706	$340,246
Net realized gain (loss) on investments	(213,838)	84,123
Net increase in unrealized appreciation	1,114,967	508,465
Net increase in net assets	1,192,835	932,834
Distributions to shareowners from
Net investment income	(333,427)	-
Total distributions	(333,427)	-
Capital share transactions
Proceeds from sales of shares	1,542,148	1,013,284
Value of shares issued in reinvestment of dividends	327,024	-
Cost of shares redeemed	(925,562)	(1,327,881)
Total capital share transactions	943,610	(314,597)
Total increase in net assets	1,803,018	618,237

Net assets
Beginning of year	7,569,896	6,951,659
End of year	9,372,914	7,569,896

Undistributed net investment income	$253,596	$337,964

Shares of the Fund sold and redeemed
Number of shares sold	146,785	110,876
Number of shares issued in reinvestment of dividends	33,379	-
Number of shares redeemed	(86,129)	(144,490)
Net increase (decrease) in number of shares outstanding	94,035	(33,614)

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.11	$8.89	$10.57	$10.51	$9.90
Income from investment operations
Net investment income	0.35	0.45	0.52	0.48	0.37
Net gains (losses) on securities (both realized and unrealized)	1.11	0.77	(1.68)	0.07	0.63
Total from investment operations	1.46	1.22	(1.16)	0.55	1.00
Less distributions
Dividends (from net investment income)	(0.45)	-	(0.52)	(0.49)	(0.39)
Total distributions	(0.45)	-	(0.52)	(0.49)	(0.39)

Net asset value at end of year	$11.12	$10.11	$8.89	$10.57	$10.51

Total return	15.01%	13.72%	(11.01)%	5.27%	10.06%

Ratios / supplemental data
Net assets ($000), end of year	$9,373	$7,570	$6,952	$7,707	$6,388
Ratio of expenses to average net assets
Before fee waivers	1.18%	1.17%	1.06%	1.41%	1.25%
After fee waivers	0.83%	0.91%	0.90%	0.91%	0.91%
After fee waivers and custodian fee credits	0.82%	0.90%	0.89%	0.90%	0.90%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.34%	4.78%	4.87%	4.75%	3.87%
Portfolio turnover rate	8%	26%	40%	11%	23%

The accompanying notes are an integral part of these financial statements.

36	November 30, 2017	Annual Report

Sextant Growth Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2017
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Growth Fund Investor Shares (SSGFX)	22.64%	12.10%	6.22%	0.76%
Sextant Growth Fund Z Shares (SGZFX)²	n/a	n/a	n/a	0.51%
S&P 500 Index	22.87%	15.73%	8.29%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2007, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Investor Shares of the Fund would have risen to $18,292 versus $22,199 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated June 2, 2017, and incorporates results for the fiscal year ended November 30, 2016. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Sextant Growth Fund Z Shares (SGZFX) began operations June 2, 2017, and consequently have no standardized returns to report.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Apple	6.5%	Internet Media	9.0%	█
Alphabet, Class A	5.5%	Consumer Finance	8.0%	█
Adobe Systems	5.3%	Communications Equipment	7.4%	█
Amazon.com	4.7%	Infrastructure Software	5.6%	█
Microsoft	4.2%	Application Software	5.3%	█
Stanley Black & Decker	4.2%	Biotech	4.8%	█
JP Morgan Chase	3.6%	E-Commerce Discretionary	4.7%	█
Mastercard, Class A	3.5%	Specialty Apparel Stores	4.4%	█
Facebook, Class A	3.5%	Home Improvement	4.2%	█
Ecolab	3.3%	Home Products Stores	4.0%	█
		Apparel, Footwear & Acc Design	3.8%	█
		Medical Devices	3.8%	█
		Diversified Banks	3.6%	█
		Other Commercial Services	3.3%	█
		Life Science Equipment	3.1%	█
		Restaurants	3.1%	█
		Mass Merchants	3.0%	█
		Specialty Chemicals	3.0%	█
		Other industries <3%	13.2%	█
		Other assets (net of liabilities)	2.7%	█

November 30, 2017	Annual Report	37

Sextant Growth Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2017

For the fiscal year ended November 30, 2017, the Sextant Growth Fund Investor Shares returned 22.64%, just behind the 22.87% gain for the S&P 500. New class Z Shares, without a 12b-1 fee expense, were introduced this year and 84.6% of the Fund now benefits from this lower expense option. this popular option. The Fund lagged other growth-oriented funds, as illustrated by its Morningstar US Large Growth category peer group returning an average of 27.69% over the same period.

Factors Affecting Past Performance

Weakness versus the category can be traced to insufficient Technology sector exposure, particularly within the semiconductor industry where chipmakers had a banner 2017. That said, stock selection within the sector was good. Adobe was the standout performer, followed by Facebook, Apple, Microsoft, and Alphabet (Google). Arguably, Amazon, which also had an excellent year, should be included in that group as well, rather than in Retail. Mastercard, which straddles Technology, Retail, and Finance, had another strong year. Smartphones have already displaced cameras, MP3 players, alarm clocks, and other gadgets. The next thing to be displaced will likely be your wallet, and cash will continue to decline as a means of payment.

Sectors other than Technology presented a mixed bag. Retail investments, such as Home Depot, Lowe's, and Ross Stores, performed well, although TJX took a breather in 2017. We believe the do-it-yourself home improvement stores are protected from Amazon by the nature of their product mix. Similarly, the "treasure hunting" nature of shopping at TJX and Ross Stores provides cover. We saw strong performances from Stanley Black & Decker, which should continue to benefit from accelerated home construction activity, and Abbott Labs, which we expect will reap the revenue and cost synergies of its St. Jude Medical and Alere acquisitions.

Among the detractors, jeweler Signet and athletic wear manufacturer Under Armour were two of the poorest performers and have been sold from the portfolio. Biotech firm Celgene declined on a management reset of earnings guidance toward the end of the year, but we believe its product pipeline remains attractive. Johnson Controls is in the midst of a major restructuring, and we look forward to the fruits of that exercise in 2018. Another company transforming its business is CVS. Already unique by including a prescription benefit manager with a retail operation, CVS is now adding health insurance to its stable. CVS is attempting to create a new model of delivering health care, and we are intrigued by the possibilities. We cut the positon in Alaska Airlines at the start of the year but should have sold it all. At this point we find the stock too cheap and the outlook for air travel too positive to abandon the position. Hasbro has a been a disappointment, affected by the bankruptcy of Toys"R"Us and talk of a potential merger with struggling Mattel. Nonetheless, we believe management has adopted the right strategy and the stock will recover. Juniper Networks' business is lumpy, and that affected its Q3 results and subsequent stock performance. We believe the longer-term outlook remains attractive. Finally, Priceline saw some impact on bookings from the hurricanes in Florida, Texas, and Puerto Rico. The company has the highest margins in the business and a strong international presence, where online booking penetration is lower than in the US.

Looking Forward

2018 brings a new tax regime, a new head of the Federal Reserve, and, potentially, a new push to restore US infrastructure. In the right combination, these could lead to another year of respectable stock market returns. Due to the Tax Cuts and Jobs Act of 2017 that became law in the final days of 2017, companies are starting to provide updated earnings guidance, and for domestically oriented firms, the increases can be surprisingly large. Other companies that have engaged in international tax minimization strategies are revealing their bills for deemed repatriation, which can also be large. Some, such as Apple, had fully reserved for the potential taxation of their overseas earnings and will enjoy hefty write-backs.

Perhaps the most consequential aspect of the new bill is the ability to write off 100% of capital expenditure within the year incurred. Several firms have already expressed their intention to accelerate capital spending, which will provide a solid boost to economic activity.

New Federal Reserve Chairman Powell's actions may be governed to an extent by whether Congress and the president are able to agree on an infrastructure program. That US infrastructure is in dire straits cannot be seriously argued, and it seems to us the odds of some sort of infrastructure package making its way through Congress are better than even.

Management Fee Calculations

The Sextant Growth Fund calculates the performance part of its management fee by comparing the Fund's return to the average return in Morningstar's "Large Growth" category.

Sextant Growth Fund Investor Shares' 12-month return of 22.64% was more than 2% below the Morningstar™ category average of 27.69% at month-end November 30, 2017. Therefore, the base annual management fee of 0.50% for the Fund as a whole was decreased by 0.20% for the month of December 2017.

38	November 30, 2017	Annual Report

Sextant Growth Fund

Schedule of Investments			As of November 30, 2017
Common Stock – 97.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Based Services
Priceline.com¹	400	$761,890	$695,884	1.8%

Internet Media
Alphabet, Class A¹	1,998	1,175,995	2,070,268	5.5%
Facebook, Class A¹	7,537	417,851	1,335,405	3.5%
		1,593,846	3,405,673	9.0%

		2,355,736	4,101,557	10.8%

Consumer Discretionary

Airlines
Alaska Air	9,822	319,729	679,388	1.8%

Apparel, Footwear & Accessory Design
Nike, Class B	16,144	852,015	975,420	2.6%
VF	6,500	419,684	474,240	1.2%
		1,271,699	1,449,660	3.8%

E-Commerce Discretionary
Amazon.com¹	1,529	278,191	1,799,251	4.7%

Home Improvement
Stanley Black & Decker	9,284	842,437	1,574,845	4.2%

Home Products Stores
Home Depot	6,264	724,382	1,126,392	3.0%
Lowe's	4,700	103,389	391,839	1.0%
		827,771	1,518,231	4.0%

Other Commercial Services
Ecolab	9,230	1,049,561	1,254,542	3.3%

Restaurants
Starbucks	20,376	889,152	1,178,140	3.1%

Specialty Apparel Stores
Ross Stores	11,600	742,560	881,948	2.3%
TJX Companies	10,589	649,955	799,999	2.1%
		1,392,515	1,681,947	4.4%

Toys & Games
Hasbro	7,000	693,749	651,140	1.7%

		7,564,804	11,787,144	31.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	39

Sextant Growth Fund

Schedule of Investments			As of November 30, 2017
Common Stock – 97.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Staples

Agricultural Producers
Ingredion	6,000	$714,442	$830,880	2.2%

Food & Drug Stores
CVS Health	10,000	339,270	766,000	2.0%

Mass Merchants
Costco Wholesale	6,243	784,598	1,151,397	3.0%

		1,838,310	2,748,277	7.2%

Financials

Consumer Finance
Ally Financial	34,000	777,141	913,240	2.4%
FLEETCOR Technologies¹	4,361	626,335	793,135	2.1%
Mastercard, Class A	8,914	806,925	1,341,290	3.5%
		2,210,401	3,047,665	8.0%

Diversified Banks
JP Morgan Chase	12,916	777,687	1,349,980	3.6%

		2,988,088	4,397,645	11.6%

Health Care

Biotech
Amgen	5,267	555,197	925,201	2.4%
Celgene¹	9,000	919,669	907,470	2.4%
		1,474,866	1,832,671	4.8%

Large Pharma
Bristol-Myers Squibb	15,000	1,100,960	947,850	2.5%

Life Science Equipment
Abbott Laboratories	20,799	646,854	1,172,440	3.1%

Medical Devices
Edwards Lifesciences¹	8,200	810,953	961,040	2.6%
Stryker	3,000	374,100	468,000	1.2%
		1,185,053	1,429,040	3.8%

		4,407,733	5,382,001	14.2%

Industrials

Commercial & Residential Building Equipment & Systems
Johnson Controls International	11,800	485,396	444,152	1.2%

		485,396	444,152	1.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

40	November 30, 2017	Annual Report

Sextant Growth Fund

Schedule of Investments			As of November 30, 2017
Common Stock – 97.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Materials

Specialty Chemicals
RPM International	21,400	$ 882,637	$1,133,558	3.0%

		882,637	1,133,558	3.0%

Technology

Application Software
Adobe Systems¹	11,000	144,216	1,996,170	5.3%

Communications Equipment
Apple	14,320	16,880	2,460,892	6.5%
Juniper Networks	13,000	363,722	360,880	0.9%
		380,602	2,821,772	7.4%

Infrastructure Software
Microsoft	18,920	872,435	1,592,496	4.2%
Oracle	11,250	553,450	551,925	1.4%
		1,425,885	2,144,421	5.6%

		1,950,703	6,962,363	18.3%

Total investments		$22,473,407	36,956,697	97.3%
Other assets (net of liabilities)			1,023,014	2.7%
Total net assets			$37,979,711	100.0%
¹ Non-income producing security

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	41

Sextant Growth Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $22,473,407)	$36,956,697
Cash	1,029,701
Dividends receivable	40,764
Prepaid expenses	11,344
Receivable for Fund shares sold	9,402
Insurance reserve premium	1,215
Total assets	38,049,123
Liabilities
Accrued audit fees	24,000
Accrued advisory fees	9,275
Payable for Fund shares redeemed	9,073
Accrued retirement plan custodial fees	8,368
Accrued trustee fees	6,199
Accrued other expenses	4,195
Accrued printing expenses	3,070
Accrued postage expenses	2,697
Accrued Chief Compliance Officer expenses	1,609
Distributions payable	521
Accrued distribution fee	405
Total liabilities	69,412
Net assets	$37,979,711

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$21,421,831
Undistributed net investment income	218,572
Accumulated net realized gain	1,856,018
Unrealized net appreciation on investments	14,483,290
Net assets applicable to Fund shares outstanding	$37,979,711

Net asset value per Investor Share	SSGFX
Net assets, at value	$5,962,418
Shares outstanding	216,771
Net asset value, offering and redemption price per share	$27.51

Net asset value per Z Share	SGZFX
Net assets, at value	$32,017,293
Shares outstanding	1,164,150
Net asset value, offering and redemption price per share	$27.50

Statement of Operations
Year ended November 30, 2017

Investment income
Dividend income	$503,784
Total investment income	503,784
Expenses
Investment adviser fees	110,286
Distribution fees – Investor Shares	61,335
Audit fees	33,960
Filing and registration fees	26,262
Chief Compliance Officer expenses	12,189
Retirement plan custodial fees
Investor Shares	10
Z Shares	8,588
Trustee fees	8,468
Printing and postage	5,930
Legal fees	5,111
Other expenses	4,927
Custodian fees	1,737
Total gross expenses	278,803
Less custodian fee credits	(1,737)
Net expenses	277,066
Net investment income	$226,718

Net realized gain from investments	$1,847,871
Net increase in unrealized appreciation on investments	5,405,733
Net gain on investments	$7,253,604

Net increase in net assets resulting from operations	$7,480,322

The accompanying notes are an integral part of these financial statements.

42	November 30, 2017	Annual Report

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2017A	Year ended Nov. 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$226,718	$155,405
Net realized gain on investment	1,847,871	1,067,126
Net increase (decrease) in unrealized appreciation	5,405,733	(3,333,190)
Net increase (decrease) in net assets	7,480,322	(2,110,659)
Distributions to shareowners from
Net investment income
Investor Shares	(135,654)	(29,765)
Z Shares	(18,029)	n/a
Capital gains
Investor Shares	-	(1,067,190)
Z Shares	-	n/a
Total distributions	(153,683)	(1,096,955)
Capital share transactions
Proceeds from sales of shares
Investor Shares	1,158,995	2,619,460
Z Shares	30,622,742	n/a
Value of shares issued in reinvestment of dividends
Investor Shares	125,818	1,069,300
Z Shares	17,509	n/a
Cost of shares redeemed
Investor Shares	(34,667,921)	(21,787,148)
Z Shares	(1,165,207)	n/a
Total capital share transactions	(3,908,064)	(18,098,388)
Total increase (decrease) in net assets	3,418,575	(21,306,002)

Net assets
Beginning of year	34,561,136	55,867,138
End of year	37,979,711	34,561,136

Undistributed net investment income	$218,572	$153,684

Shares of the Fund sold and redeemed
Investor Shares (SSGFX)
Number of shares sold	48,292	116,377
Number of shares issued in reinvestment of dividends and distributions	5,565	47,482
Number of shares redeemed	(1,371,583)	(954,160)
Net decrease in number of shares outstanding	(1,317,726)	(790,301)

Z Shares (SGZFX)
Number of shares sold	1,207,887	n/a
Number of shares issued in reinvestment of dividends and distributions	637	n/a
Number of shares redeemed	(44,374)	n/a
Net increase in number of shares outstanding	1,164,150	n/a

A Z Shares commenced operations June 2, 2017

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	43

Sextant Growth Fund: Financial Highlights

Investor Shares (SSGFX)	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2017	2016	2015	2014	2013
Net asset value at beginning of year	$22.52	$24.03	$26.36	$23.92	$20.35
Income from investment operations
Net investment income	0.15A	0.11	0.03	0.02	0.12
Net gains (losses) on securities (both realized and unrealized)	4.93	(0.88)	(0.25)	3.88	5.86
Total from investment operations	5.08	(0.77)	(0.22)	3.90	5.98
Less distributions
Dividends (from net investment income)	(0.09)	(0.02)	(0.04)	(0.01)	(0.13)
Distributions (from capital gains)	-	(0.72)	(2.07)	(1.45)	(2.28)
Total distributions	(0.09)	(0.74)	(2.11)	(1.46)	(2.41)

Net asset value at end of year	$27.51	$22.52	$24.03	$26.36	$23.92

Total return	22.64%	(3.22%)	(0.87%)	16.29%	29.39%

Ratios / supplemental data
Net assets ($000), end of year	$5,962	$34,561	$55,867	$45,863	$36,574
Ratio of expenses to average net assets
Before custodian fee credits	0.76%	0.76%	0.90%	1.05%	0.94%
After custodian fee credits	0.76%	0.76%	0.90%	1.05%	0.94%
Ratio of net investment income after custodian fee credits to average net assets	0.60%	0.39%	0.13%	0.07%	0.59%
Portfolio turnover rate	18%	25%	68%	23%	29%

Z Shares (SGZFX)	Period ended
Selected data per share of outstanding capital stock throughout each period:	November 30, 2017B
Net asset value at beginning of period	$25.54
Income from investment operations
Net investment income	0.16A
Net gains on securities (both realized & unrealized)	1.82
Total from investment operations	1.98
Less distributions
Dividends (from net investment income)	(0.02)
Total distributions	(0.02)

Net asset value at end of period	$27.50

Total return	7.73%C

Ratios / supplemental data
Net assets ($000), end of period	$32,017
Ratio of expenses to average net assets
Before custodian fee credits	0.51%D
After custodian fee credits	0.51%D
Ratio of net investment income after custodian fee credits to average net assets	0.89%D
Portfolio turnover rate	18%[c]

A Calculated using average shares outstanding
B Operations commenced on June 2, 2017
C Not annualized
D Annualized

The accompanying notes are an integral part of these financial statements.

44	November 30, 2017	Annual Report

Sextant International Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2017
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant International Fund Investor Shares (SSIFX)	26.76%	5.89%	2.43%	1.00%
Sextant International Fund Z Shares (SIFZX)²	n/a	n/a	n/a	0.75%
MSCI EAFE Index	27.86%	8.72%	2.02%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2007, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in Investor Shares of the Fund would have risen to $12,709 versus $12,221 in the Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated June 2, 2017, and incorporates results for the fiscal year ended November 30, 2016. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Sextant International Fund Z Shares (SIFZX) began operations June 2, 2017, and consequently have no standardized returns to report.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Wolters Kluwer	7.7%	Application Software	12.0%	█
ASML	6.7%	Banks	8.9%	█
BASF ADR	6.7%	Large Pharma	8.0%	█
NICE Systems ADR	6.5%	Information Services	7.7%	█
Copa Holdings, Class A	6.0%	Telecom Carriers	7.5%	█
Dassault Systemes ADR	5.5%	Basic & Diversified Chemicals	6.7%	█
Toronto-Dominion Bank	4.2%	Semiconductor Mfg	6.7%	█
Novartis ADR	4.2%	Airlines	6.0%	█
Unilever ADR	4.2%	Household Products	4.2%	█
Belmond, Class A	4.1%	E-Commerce Discretionary	4.1%	█
		Lodging	4.1%	█
		Beverages	4.0%	█
		Integrated Oils	3.8%	█
		Automobiles	3.7%	█
		Other industries <3%	7.7%	█
		Other assets (net of liabilities)	4.9%	█

November 30, 2017	Annual Report	45

Sextant International Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2017

For the fiscal year ended November 30, 2017, the Sextant International Fund Investor Shares returned 26.76%, while the Fund's benchmark, the MSCI EAFE Index, returned 27.86%. This year, the Fund introduced new class Z Shares, without a 12b-1 fee expense, and 31.2% of the Fund now benefits from this lower expense option.

The Investor Shares paid income dividends of 20.1¢ per share. The new Z Shares paid an income dividend of 9.2¢ per share. Total Fund assets increased by 8% in fiscal 2017.

Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's class Z Shares' annualized effective expense ratio declined to 0.63% from the 1.04% expense ratio of the Investor class shares.

Factors Affecting Past Performance

International investing, as represented by the MSCI EAFE Index, provided outstanding returns in 2017. Helped by the weak US currency, Sextant International Fund illustrated the results for actual investors. The Fund's best performers came from Technology and Consumer, sectors where the Fund was well represented. Because of the big rally, we only had a few stocks that declined.

We were overweight the Technology sector, and it was the biggest contributor to Fund returns. ASML continues to benefit from demand for its advanced memory and tools. Information services and solutions provider Wolters Kluwer, our largest position, provided a 30.63% return. And software developer NICE Systems continued the strong performance it has enjoyed for several years running.

Consumer issues also provided a solid return. Our long-term investment in Panamanian airline Copa provided a 54.21% return for the year. Another Latin favorite, MercadoLibre, sweetened our pot by jumping 74.83% through the fiscal year.

From a regional perspective, we are underrepresented in Asia, which performed well during the year. Any lost opportunity, however, was more than made up by our European investments, as well as the aforementioned Latin American stocks. UK-listed leisure company Belmond rebounded, while chemicals giant BASF drove our German returns. Two European pharma giants, Novartis and Novo Nordisk, also helped. Canadian stocks generally underperformed, but we see future profits in this resource-rich expanse to the north.

Looking Forward

While the United States quietly exits its drawn-out period of extraordinary monetary easing, European and Japanese central banks are only now moving to slow their money-creation activities. Europe is doing better and better, with contentious elections behind them, governments generally working, and economies improving. The real risk is China, where the markets are highly leveraged and growth is decelerating. Already the world's biggest exporter, China will find it difficult to find global demand for its goods as protectionist sentiment rises around the world.

Understanding global demographics is key to following economic activity and politics. Feeling threatened by immigration in 2016, both the US and the UK voters made poor choices. With a cadre of strong candidates, the US Republicans selected an unstable real estate developer to be their presidential candidate. In the UK, voters opted to leave the European Union. Economically, the US benefited, but the Brits will suffer for years. Protectionism, be it a taller border wall or a wider English channel, is back in style. We will look for better places to invest, where populations and consumption are growing. Countries like Japan, Italy, and Russia are generally not on our focus list.

Management Fee Calculations

The Sextant International Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar'sTM "Foreign Large Blend" category.

Sextant International Fund Investor Shares' 12-month return of 26.76% was less than 1% above the MorningstarTM category average of 25.95% at month-end November 30, 2017. Therefore, the basic annual management fee of 0.50% remained unchanged for the Fund as a whole for the month of December 2017.

46	November 30, 2017	Annual Report

Sextant International Fund

Schedule of Investments				As of November 30, 2017
Common Stocks – 95.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
BCE	50,000	$1,164,294	$2,390,500	Canada	3.6%
SK Telecom ADR	30,000	511,437	823,200	South Korea	1.2%
Telus	50,000	710,476	1,848,000	Canada	2.7%

		2,386,207	5,061,700		7.5%

Consumer Discretionary

Airlines
Copa Holdings, Class A	30,000	1,766,222	4,025,700	Panama	6.0%

Automobiles
Toyota Motor ADR	20,000	1,496,296	2,526,800	Japan	3.7%

E-Commerce Discretionary
MercadoLibre	10,000	829,340	2,751,400	Argentina	4.1%

Lodging
Belmond, Class A²	222,800	2,025,866	2,762,720	Bermuda	4.1%

Specialty Apparel Stores
Industria de Diseno Textil	30,000	1,139,258	1,063,062	Spain	1.6%

		7,256,982	13,129,682		19.5%

Consumer Staples

Beverages
Fomento Economico Mexico ADR	30,000	1,614,722	2,699,100	Mexico	4.0%

Household Products
Unilever ADR	50,000	1,315,509	2,824,000	United Kingdom	4.2%

		2,930,231	5,523,100		8.2%

Energy

Integrated Oils
Total ADS	45,435	2,559,596	2,569,349	France	3.8%

		2,559,596	2,569,349		3.8%

Financials

Banks
Australia & New Zealand Banking Group ADR	80,000	1,581,456	1,725,600	Australia	2.6%
Toronto-Dominion Bank	50,000	1,250,872	2,847,000	Canada	4.2%
		2,832,328	4,572,600		6.8%

Diversified Banks
Mitsubishi UFJ Financial Group ADR	200,000	960,000	1,426,000	Japan	2.1%

		3,792,328	5,998,600		8.9%

Continue to next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	47

Sextant International Fund

Schedule of Investments				As of November 30, 2017
Common Stocks – 95.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Health Care

Health Care Supply Chain
Sinopharm Group	250,000	$798,792	$987,098	China	1.5%

Large Pharma
Novartis ADR	33,000	1,692,394	2,831,400	Switzerland	4.2%
Novo Nordisk ADR	50,000	612,798	2,588,500	Denmark	3.8%
		2,305,192	5,419,900		8.0%

Medical Equipment
Koninklijke Philips ADR	21,905	814,100	848,600	Netherlands	1.3%

Specialty Pharma
Shire ADR	10,000	359,660	1,487,500	Ireland	2.2%

		4,277,744	8,743,098		13.0%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	39,000	914,639	766,350	Canada	1.1%

Basic & Diversified Chemicals
BASF ADR	160,000	2,888,666	4,480,000	Germany	6.7%

		3,803,305	5,246,350		7.8%

Technology

Application Software
Dassault Systemes ADR	34,153	1,224,632	3,670,765	France	5.5%
NICE Systems ADR	50,000	1,802,719	4,375,500	Israel	6.5%
		3,027,351	8,046,265		12.0%

Information Services
Wolters Kluwer	100,000	1,869,506	5,186,991	Netherlands	7.7%

Semiconductor Manufacturing
ASML	25,800	899,795	4,528,416	Netherlands	6.7%

		5,796,652	17,761,672		26.4%

Total investments		$32,803,045	64,033,551		95.1%
Other assets (net of liabilities)			3,318,779		4.9%
Total net assets			$67,352,330		100.0%
¹ Country of domicile ² Non-income producing security ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

48	November 30, 2017	Annual Report

Sextant International Fund

Schedule of Investments	As of November 30, 2017

Countries	(unaudited)

Other assets (net of liabilities) 4.9% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	49

Sextant International Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $32,803,045)	$64,033,551
Cash	3,068,062
Dividends receivable	436,989
Receivable for Fund shares sold	17,752
Prepaid expenses	12,026
Total assets	67,568,380
Liabilities
Payable for Fund shares redeemed	113,364
Accrued audit expenses	41,250
Accrued advisory fees	22,181
Accrued other expenses	14,447
Accrued trustee fees	7,772
Distributions payable	5,984
Accrued retirement plan custodial fees	5,826
Accrued distribution fees	3,193
Accrued Chief Compliance Officer expenses	2,033
Total liabilities	216,050
Net assets	$67,352,330

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$30,840,979
Undistributed net investment income	648,780
Accumulated net realized gain	4,631,105
Unrealized net appreciation on investments	31,231,466
Net assets applicable to Fund shares outstanding	$67,352,330

Net asset value per Investor Share	SSIFX
Net assets, at value	$46,321,236
Shares outstanding	2,575,639
Net asset value, offering and redemption price per share	$17.98

Net asset value per Z Share	SIFZX
Net assets, at value	$21,031,094
Shares outstanding	1,168,227
Net asset value, offering and redemption price per share	$18.00

Statement of Operations
Year ended November 30, 2017

Investment income
Dividend income (net of foreign tax $226,324)	$1,292,243
Miscellaneous income	50
Total investment income	1,292,293
Expenses
Investment adviser fees	359,891
Distribution fees – Investor Shares	145,274
Audit fees	49,291
Chief Compliance Officer expenses	19,728
Filing and registration fees	18,754
Printing and postage	16,987
Trustee fees	16,527
Other expenses	8,156
Legal fees	7,827
Retirement plan custodial fees
Investor Shares	506
Z Shares	5,689
Custodian fees	4,475
Total gross expenses	653,105
Less custodian fee credits	(4,475)
Net expenses	648,630
Net investment income	$643,663

Net realized gain from investments and foreign currency	$4,772,164
Net increase in unrealized appreciation on investments	10,291,906
Net gain on investments	$15,064,070

Net increase in net assets resulting from operations	$15,707,733

The accompanying notes are an integral part of these financial statements.

50	November 30, 2017	Annual Report

Sextant International Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2017A	Year ended Nov. 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$643,663	$933,692
Net realized gain on investment	4,772,164	1,711,395
Net increase (decrease) in unrealized appreciation	10,291,906	(2,649,048)
Net increase (decrease) in net assets	15,707,733	(3,961)
Distributions to shareowners from
Net investment income
Investor Shares	(760,785)	(216,548)
Z Shares	(107,565)	n/a
Total distributions	(868,350)	(216,548)
Capital share transactions
Proceeds from sales of shares
Investor Shares	4,101,960	5,375,482
Z Shares	19,963,903	n/a
Value of shares issued in reinvestment of dividends
Investor Shares	747,511	212,577
Z Shares	103,751	n/a
Cost of shares redeemed
Investor Shares	(33,922,144)	(21,250,952)
Z Shares	(894,136)	n/a
Total capital share transactions	(9,899,155)	(15,662,893)
Total increase (decrease) in net assets	4,940,228	(15,883,402)

Net assets
Beginning of year	62,412,102	78,295,504
End of year	67,352,330	62,412,102

Undistributed net investment income	$648,780	$868,348

Shares of the Fund sold and redeemed
Investor Shares (SSIFX)
Number of shares sold	258,695	382,299
Number of shares issued in reinvestment of dividends and distributions	49,204	14,793
Number of shares redeemed	(2,076,632)	(1,507,490)
Net decrease in number of shares outstanding	(1,768,733)	(1,110,398)

Z Shares (SIFZX)
Number of shares sold	1,213,641	n/a
Number of shares issued in reinvestment of dividends and distributions	5,764	n/a
Number of shares redeemed	(51,178)	n/a
Net increase in number of shares outstanding	1,168,227	n/a

A Z Shares commenced operations June 2, 2017

The accompanying notes are an integral part of these financial statements.

November 30, 2017	Annual Report	51

Sextant International Fund: Financial Highlights

Investor Shares (SSIFX)	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2017	2016	2015	2014	2013
Net asset value at beginning of year	$14.37	$14.35	$15.47	$15.80	$14.85
Income from investment operations
Net investment income	0.16A	0.22	0.25	0.65	0.32
Net gains (losses) on securities (both realized and unrealized)	3.65	(0.15)	(1.11)	(0.35)	0.97
Total from investment operations	3.81	0.07	(0.86)	0.30	1.29
Less distributions
Dividends (from net investment income)	(0.20)	(0.05)	(0.25)	(0.63)	(0.34)
Distributions (from return of capital)	-	-	(0.01)	-	-
Total distributions	(0.20)	(0.05)	(0.26)	(0.63)	(0.34)
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	0.00B

Net asset value at end of year	$17.98	$14.37	$14.35	$15.47	$15.80

Total return	26.76%	0.49%	(5.58)%	1.88%	8.67%

Ratios / supplemental data
Net assets ($000), end of year	$46,321	$62,412	$78,296	$103,450	$148,016
Ratio of expenses to average net assets
Before custodian fee credits	1.04%	1.00%	1.05%	0.80%	0.66%
After custodian fee credits	1.04%	1.00%	1.04%	0.79%	0.66%
Ratio of net investment income after custodian fee credits to average net assets	1.00%	1.36%	1.49%	3.58%	1.69%
Portfolio turnover rate	2%	0%	0%	3%	7%

Z Shares (SIFZX)	Period ended
Selected data per share of outstanding capital stock throughout each period:	November 30, 2017C
Net asset value at beginning of period	$16.55
Income from investment operations
Net investment income	0.13A
Net gains on securities (both realized & unrealized)	1.41
Total from investment operations	1.54
Less distributions
Dividends (from net investment income)	(0.09)
Total distributions	(0.09)

Net asset value at end of period	$18.00

Total return	9.32%D

Ratios / supplemental data
Net assets ($000), end of period	$21,031
Ratio of expenses to average net assets
Before custodian fee credits	0.79%E
After custodian fee credits	0.78%E
Ratio of net investment income after custodian fee credits to average net assets	0.53%E
Portfolio turnover rate	2%D

A Calculated using average shares outstanding
B Amount is less than $0.01
COperations commenced on June 2, 2017
D Not annualized
E Annualized

The accompanying notes are an integral part of these financial statements.

52	November 30, 2017	Annual Report

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a "Fund", and collectively, the "Funds"), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Sextant Growth Investor Shares (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant Growth Fund Z Shares began operations June 2, 2017. Sextant International Investor Shares began operations September 28, 1995 and Sextant International Fund Z Shares began operations on June 2, 2017. Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services - Investment Companies".

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

  Distribution fees;
  Retirement plan custodial fees; and
  Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets, and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates – but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund's net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund's yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

November 30, 2017	Annual Report	53

Notes To Financial Statements (continued)

NOTE 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

54	November 30, 2017	Annual Report

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2017, in valuing the Funds' investments carried at value:

Funds	Level 1	Level 2	Level 3	Total
Short-Term Bond
Corporate Bonds¹	$-	$7,455,818	$-	$7,455,818
Government Bonds¹	-	2,542,476	-	2,542,476
Total	$-	$9,998,294	$-	$9,998,294

Bond Income
Corporate Bonds¹	$-	$5,525,425	$-	$5,525,425
Government Bonds¹	-	1,376,982	-	1,376,982
Municipal Bonds¹	-	1,893,416	-	1,893,416
Total	$-	$8,795,823	$-	$8,795,823

Core
Common Stocks¹	$7,306,622	$-	$-	$7,306,622
Corporate Bonds¹	-	2,687,958	-	2,687,958
Government Bonds¹	-	1,639,247	-	1,639,247
Municipal Bonds¹	-	553,991	-	553,991
Total	$7,306,622	$4,881,196	$-	$12,187,818

Global High Income
Common Stocks
Communications	$342,428	$-	$-	$342,428
Consumer Discretionary	218,880	-	-	218,880
Energy	1,074,500	-	-	1,074,500
Financials	276,100	155,190	-	431,290
Health Care	271,706	-	-	271,706
Industrials	-	339,438	-	339,438
Materials	638,395	-	-	638,395
Technology	562,460	-	-	562,460
Total Common Stocks	3,384,469	494,628	-	3,879,097
Corporate Bonds¹	-	2,844,298	-	2,844,298
Government Bonds¹	-	1,498,374	-	1,498,374
Municipal Bonds¹	-	264,615	-	264,615
Warrants¹	-	-	-	-
Total	$3,384,469	$5,101,915	$-	$8,486,384

Growth
Common Stocks¹	$36,956,697	$-	$-	$36,956,697
Total	$36,956,697	$-	$-	$36,956,697

International
Common Stocks
Communications	$5,061,700	$-	$-	$5,061,700
Consumer Discretionary	12,066,620	1,063,062	-	13,129,682
Consumer Staples	5,523,100	-	-	5,523,100
Energy	2,569,349	-	-	2,569,349
Financials	5,998,600	-	-	5,998,600
Health Care	7,756,000	987,098	-	8,743,098
Materials	5,246,350	-	-	5,246,350
Technology	12,574,681	5,186,991	-	17,761,672
Total	$56,796,400	$7,237,151	$-	$64,033,551

During the period ended November 30, 2017, no Fund had transfers between Level 1, Level 2, or Level 3.

¹ See Schedule of Investments for industry breakout.

November 30, 2017	Annual Report	55

Notes To Financial Statements (continued)

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014 – 2016) or expected to be taken in the Funds' 2017 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2017, the reclassification of capital accounts were as follows:

	Short-Term Bond	Bond Income
Undistributed net investment income	$-	$-
Accumulated gains (losses)	-	20,467
Paid-in capital	-	(20,467)

	Core	Global High Income
Undistributed net investment income	$(943)	$(42,647)
Accumulated gains (losses)	943	42,647
Paid-in capital	-	-

	Growth	International
Undistributed net investment income	$(8,147)	$5,119
Accumulated gains (losses)	8,147	(5,119)
Paid-in capital	-	-

These reclassifications were due to the treatment of foreign currencies, expiring capital loss carryforwards, and investments in real estate investment trusts (REITs) and partnerships.

Distributions to shareowners:
For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable at the end of each November. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

56	November 30, 2017	Annual Report

Notes To Financial Statements (continued)

NOTE 3 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

  For each month in which the Fund's total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

The adviser has voluntarily undertaken to limit expenses from December 1, 2016 through June 1, 2017 of Sextant Short-Term Bond Fund to 0.75%, and Sextant Bond Income Fund and Sextant Global High Income Fund to 0.90%, and from June 2, 2017 through March 31, 2018 of Sextant Short-Term Bond Fund to 0.60%, Sextant Bond Income Fund to 0.65%, and Sextant Global High Income to 0.75%. For the year ended November 30, 2017, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$53,174	$34,259	$-
Bond Income	41,226	18,414	-
Core	39,680	-	-
Global High Income	57,798	30,556	-
Growth	110,286	-	-
International	359,891	-	-

In accordance with the expense limitation noted above, for the year ended November 30, 2017, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds. On June 2, 2017, 12b-1 fees were terminated for all Funds except Sextant Growth Investor Shares and Sextant International Investor Shares. During the fiscal year ended November 30, 2017, the Trust paid SBS the following amounts:

Distribution (12b-1) Fees
Short-Term Bond	$13,165
Bond Income	11,601
Core	12,497
Global High Income	10,281
Growth Investor Shares (SSGFX)	61,335
Growth Z Shares (SGZFX)	n/a
International Investor Shares (SSIFX)	145,274
International Z Shares (SIFZX)	n/a

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the year ended November 30, 2017, the Funds incurred the following amounts:

Retirement plan custodial fees
Short-Term Bond	$3,545
Bond Income	2,685
Core	2,817
Global High Income	1,512
Growth Investor Shares (SSGFX)	10
Growth Z Shares (SGZFX)	8,588
International Investor Shares (SSIFX)	506
International Z Shares (SIFZX)	5,689

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the year ended November 30, 2017, the Trust incurred compensation expenses of $32,000 which is included in $38,260 of total expenses for the independent Trustees. The Sextant Funds paid $31,819 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended November 30, 2017, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Short-Term Bond	$2,666
Bond Income	2,642
Core	2,833
Global High Income	2,314
Growth	12,189
International	19,728

On November 30, 2017, the trustees, officers, and their affiliates as a group owned 34.09%, 28.64%, 41.27%, 49.76%, 2.81%, 17.51%, 0.80%, and 23.08% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively.

November 30, 2017	Annual Report	57

Notes To Financial Statements (continued)

NOTE 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2017, and 2016, were as follows:

	Year ended Nov. 30, 2017	Year ended Nov. 30, 2016
Short-Term Bond Fund
Ordinary income	$133,903	$84,169
Bond Income Fund
Ordinary income	284,105	256,646
Core Fund
Ordinary income	132,290	-
Global High Income Fund
Ordinary income	333,427	-
Growth Fund
Ordinary income	153,683	29,765
Long-term capital gain¹	-	1,067,190
International Fund
Ordinary income	868,350	216,548

¹ Long-Term Capital Gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2017 was as follows:

	Short-Term Bond	Bond Income
Cost of investments	$10,087,098	$8,497,538
Gross tax unrealized appreciation	7,205	336,028
Gross tax unrealized depreciation	(96,009)	(37,743)
Net tax unrealized appreciation (depreciation)	(88,804)	298,285

	Core	Global High Income
Cost of investments	$10,084,114	$7,821,283
Gross tax unrealized appreciation	2,162,981	970,787
Gross tax unrealized depreciation	(59,277)	(305,686)
Net tax unrealized appreciation	2,103,704	665,101

	Growth	International
Cost of investments	$22,473,407	$32,803,045
Gross tax unrealized appreciation	14,827,838	31,735,854
Gross tax unrealized depreciation	(344,548)	(505,348)
Net tax unrealized appreciation	14,483,290	31,230,506

As of November 30, 2017, components of distributable earnings on a tax basis were as follows:

Short-Term Bond
Undistributed ordinary income	$1,165
Accumulated capital gains	4,623
Tax accumulated earnings	5,788
Unrealized depreciation	(88,804)
Total accumulated earnings	(83,016)

Bond Income
Undistributed ordinary income	$24
Tax accumulated earnings	24
Accumulated capital losses	(46,167)
Unrealized appreciation	298,285
Total accumulated earnings	252,142

Core
Undistributed ordinary income	$166,943
Tax accumulated earnings	166,943
Accumulated capital losses	(168,492)
Unrealized appreciation	2,103,704
Other unrealized losses	54
Total accumulated earnings	2,102,209

Global High Income
Undistributed ordinary income	$253,596
Tax accumulated earnings	253,596
Accumulated capital losses	(189,339)
Unrealized appreciation	665,101
Other unrealized gains	218
Total accumulated earnings	729,576

Growth
Undistributed ordinary income	$296,741
Accumulated capital gains	1,777,849
Tax accumulated earnings	2,074,590
Unrealized appreciation	14,483,290
Total accumulated earnings	16,557,880

International
Undistributed ordinary income	$648,780
Accumulated capital gains	4,631,104
Tax accumulated earnings	5,279,884
Unrealized appreciation	31,230,506
Other unrealized gains	961
Total accumulated earnings	36,511,351

58	November 30, 2017	Annual Report

Notes To Financial Statements (continued)

As of November 30, 2017, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration
Bond Income
Long-term loss carryforward	$46,167	Unlimited
	46,167

Core
Short-term loss carryforward	$88,781	Unlimited
Long-term loss carryforward	$79,711	Unlimited
	168,492

Global High Income
Long-term loss carryforward	$189,339	Unlimited
	189,339

NOTE 6 – Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2017, were as follows:

	Purchases	Sales
Short-Term Bond	$3,541,567	$3,138,880
Bond Income	316,687	681,413
Core	6,301,815	3,630,586
Global High Income	1,363,661	645,683
Growth	6,397,319	9,433,602
International	1,139,258	12,383,266

NOTE 7 – Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the fiscal year ended November 30, 2017, were as follows:

Custodian Fee Credits
Short-Term Bond	$497
Bond Income	445
Core	546
Global High Income	588
Growth	1,737
International	4,475

NOTE 8 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Funds declared the payment of a distribution to be paid on December 29, 2017, to all shareowners of record on December 28, 2017, as follows:

	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain
Short-Term Bond	$0.00473	$-	$0.00217
Bond Income	0.01305	-	-
Core	0.17223	-	-
Global High Income	0.30418	-	-
Growth (Investor Shares)	0.07174	0.05660	1.28660
Growth (Z Shares)	0.16837	0.05660	1.28660
International (Investor Shares)	0.17129	-	1.26780
International (Z Shares)	0.18652	-	1.26780

Dividend income distributions paid by Short-Term Bond and Bond Income Funds were accrued daily.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

November 30, 2017	Annual Report	59

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Sextant Mutual Funds and Board of Trustees of Saturna Investment Trust,

We have audited the accompanying statement of assets and liabilities of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, each a series of Saturna Investment Trust (the "Trust"), including the schedules of investments, as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund as of November 30, 2017, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 29, 2018

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

60	November 30, 2017	Annual Report

Expenses (unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017, to November 30, 2017).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2017)	Ending Account Value (November 30, 2017)	Expenses Paid During Period¹	Annualized Expense Ratio
Short-Term Bond Fund	$1,000	$998.00	$3.04	0.61%
Hypothetical (5% return before expenses)	1,000	1,022.03	3.08	0.61%
Bond Income Fund	1,000	1,011.60	3.32	0.66%
Hypothetical (5% return before expenses)	1,000	1,021.77	3.33	0.66%
Core Fund	1,000	1,067.60	3.93	0.76%
Hypothetical (5% return before expenses)	1,000	1,021.27	3.84	0.76%
Global High Income Fund	1,000	1,058.60	3.85	0.75%
Hypothetical (5% return before expenses)	1,000	1,021.33	3.78	0.75%
Growth Fund Investor Shares	1,000	1,092.60	3.71	0.71%
Hypothetical (5% return before expenses)	1,000	1,021.52	3.58	0.71%
Growth Fund Z Shares	1,000	1,077.30	3.93	0.76%
Hypothetical (5% return before expenses)	1,000	1,021.01	3.82	0.76%
International Fund Investor Shares	1,000	1,104.20	4.63	0.88%
Hypothetical (5% return before expenses)	1,000	1,020.66	4.45	0.88%
International Fund Z Shares	1,000	1,093.20	3.28	0.63%
Hypothetical (5% return before expenses)	1,000	1,021.66	3.16	0.63%

¹ Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2017, through November 30, 2017), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

November 30, 2017	Annual Report	61

Trustees and Officers (unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Independent Trustees
(photo omitted)	Marina E. Adshade (50) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver and Simon Fraser University; Author	None
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (68) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust
(photo omitted)	Gary A. Goldfogel, MD (59) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	None
(photo omitted)	Jim V. McKinney (56) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine

Executive Director, Common Threads Northwest; President/CEO, Apple Mountain LLC, consulting and development; US Army Foreign Area Officer – Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia

None
(photo omitted)	Sarah E.D. Rothenbuhler (49) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None
Interested Trustee
(photo omitted)	Jane K. Carten, MBA (42) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

62	November 30, 2017	Annual Report

Trustees and Officers (continued)(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine (64) 1300 N. State Street Bellingham, WA 98225	Vice President (since 1994); N/A	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services	N/A
(photo omitted)	Christopher R. Fankhauser (45) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A
(photo omitted)	Michael E. Lewis (56) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A
(photo omitted)	Jacob A. Stewart (37) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer¹ (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A
(photo omitted)	Nicholas F. Kaiser, MBA, CFA (71) 1300 N. State Street Bellingham WA 98225	Secretary (since 2017); N/A	Chairman and Director, Saturna Capital Corporation Chairman, Director, and President, Saturna Trust Company Former Director, Saturna Brokerage Services	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.sextantfunds.com, includes additional information about the Trustees.

On November 30, 2017, the trustees, officers, and their affiliates as a group owned 34.09%, 28.64%, 41.27%, 49.76%, 2.81%, 17.51%, 0.80%, and 23.08% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor.

During the year ended November 30, 2017, the Independent Trustess were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2017, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $0.5 million

¹ Holds the same postion with Amana Mututal Funds Trust

November 30, 2017	Annual Report	63

Renewal of Investment Advisory Contract (unaudited)

During their meeting of September 16, 2017, the Trustees of Saturna Investment Trust discussed the continuance of the Investment Advisory and Administration Agreements between each of the Sextant Funds (Bond Income Fund, Global High Income Fund, Growth Fund, International Fund, Core Fund, and Short-Term Bond Fund) (the "Funds") and Saturna Capital Corporation ("Saturna"). In considering the renewal of the agreements with Saturna, the Trustees discussed the nature, extent, and quality of the services provided by Saturna to the Trust and each of the Funds. The Trustees considered that the Funds offer a full range of high-quality investor services. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution – all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. They appreciate Saturna's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including each Fund's average annual total returns relative to its benchmark for the one-, three-, five-, and ten- year periods, all as of July 31, 2017. The Trustees also considered comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed at length each Fund's performance relative to the Fund's Morningstar category for the one-, three-, five- and ten-year periods ended July 31, 2017. The Trustees also considered each Fund's Morningstar performance rankings (one through five stars) for the one-, three-, five- and ten-year periods, ended as of July 31, 2017, and also noted the recent sustainability ratings assigned to some of the Funds by Morningstar. In addition, the Trustees also considered each Fund's performance ranking relative to the Fund's category selected by Lipper, Inc.

With respect to long-term (10-year) performance, the Trustees found that the investment performance of the Sextant International Fund, both in absolute numbers and relative to the Fund's Morningstar category, remained strong. The Trustees noted that the Fund's average annual total return for the ten-year period ended on July 31, 2017 exceeded the Morningstar category average and the Fund outperformed its benchmark during the same period. The Trustees noted that Sextant Growth Fund, Sextant Core Fund, Sextant Short-Term Bond Fund, and Sextant Bond Income Fund each had underperformed its respective Morningstar category average and benchmarks for the same ten-year period. – much of which has been the most extended bull market in history.

The Trustees considered the short- and medium-term performance of the Funds, noting that each Fund's average annual total return for the five-year period ended on July 31, 2017 was below the respective Morningstar category average for the same period. The Trustees noted that for the three-year period ended on July 31, 2017, Sextant Core Fund, Sextant Bond Income Fund, Sextant Global High Income Fund, and Sextant Growth Fund, each underperformed their respective Morningstar category average, while Sextant International Fund and Sextant Short-Term Bond Fund each outperformed their respective Morningstar category average. The Trustees also considered the Funds' short-term performance, noting that for the one-year period ended on July 31, 2017, Sextant International Fund, Sextant Growth Fund, and Sextant Core Fund each underperformed their respective Morningstar category average, while Sextant Bond Income, Sextant Global High Income Fund, and Sextant Short-term Bond Fund each outperformed their respective Morningstar category average.

The Trustees noted the risk-averse investment style and other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar categories. The Trustees noted instances where a Fund had underperformed relative to its Morningstar category average during a period, but had outperformed the Fund's benchmark during the same period. The Trustees also noted certain differences between a Fund and the peer funds within the relevant Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna continued to manage the Funds in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna's focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance expense data, along with the comparative data published by Morningstar and each Fund's performance relative to its benchmark, to evaluate each Fund's performance over near-term and long-term time periods. The Trustees continued to appreciate the fulcrum structure of the advisory fee, where the manager's compensation is directly related to the relative performance of each Fund.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees noted the steps that Saturna has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds

64	November 30, 2017	Annual Report

Renewal of Investment Advisory Contract (continued)(unaudited)

by Saturna evidenced, in part, by certain fees and expenses paid by Saturna out of its own resources (known as "revenue sharing") to unaffiliated intermediaries, as well as Saturna's initiatives to reduce its advisory fees. Recognizing that Saturna pays fees and expenses that are often borne by funds, the Trustees appreciated Saturna's efforts to help make the Funds more widely available and less expensive than would otherwise be the case without Saturna's efforts. The Trustees welcomed the substantial reductions in Fund expense ratios resulting from this year's efforts to offer "clean shares" in each Fund, making them especially attractive to retirement plan investors.

The Trustees recognized that the Funds remain relatively small and there have not been opportunities to consider economies of scale. The Trustees noted that Saturna continues to operate the Funds, often times at considerable costs to itself.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna's profitability, and lack thereof, as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services. The Trustees understood that Saturna had reduced its revenues from the Funds in the last year by agreeing to discontinue the 12b-1 expense entirely for four Sextant Funds, and partially for the other two Funds (Growth and International).

The Trustees considered and compared the fees charged by Saturna to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna provides to the Funds, including investment advisory services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna's other business lines from acting as investment adviser to the Funds, but also recognized that Saturna's other business lines benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios. The Trustees considered whether there are other potential benefits to Saturna in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna's receipt of advisory fees and the fact that Saturna Brokerage Services, a wholly owned subsidiary of Saturna, receives distribution and shareowner services fees under Rule 12b-1, which it would not otherwise receive if Saturna did not serve as the investment manager for the Funds. The Trustees also noted that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded that the fees paid by the Funds to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the agreements of Sextant Bond Income Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Sextant Core Fund, and Sextant Short-Term Bond Fund, with Saturna Capital Corporation.

November 30, 2017	Annual Report	65

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66	November 30, 2017	Annual Report

Availability of Portfolio Information

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.sextantfunds.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

November 30, 2017	Annual Report	67

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

SATURNA
SUSTAINABLE FUNDS

Annual Report

November 30, 2017

Saturna Sustainable Funds

Annual Report     November 30, 2017

Sustainable Equity	SEEFX	Sustainable Bond	SEBFX

Performance Summary (as of December 31, 2017) (unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	Expense Ratio[1]
					Gross	Net
Sustainable Equity Fund (SEEFX)	23.76%	n/a	n/a	n/a	1.40%	0.75%
S&P Global 1200 Index	23.84%	10.17%	12.15%	5.67%	n/a	n/a

Sustainable Bond Fund (SEBFX)	5.89%	n/a	n/a	n/a	0.92%	0.65%
Citi WorldBIG Index	7.43%	1.96%	0.93%	3.13%	n/a	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 22 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

A Fund's 30-Day Yield, sometimes referred to as "standardized yield" or "SEC yield," is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund's investment income rate, but may not equal the actual income distribution rate.

¹ By regulation, expense ratios shown in these tables are as stated in the Funds' most recent Prospectus, dated June 2, 2017, and incorporate results for the fiscal year ended November 30, 2016. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period. Saturna Capital, the Fund's adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.75% and actual expenses of the Sustainable Bond Fund at 0.65% through June 2, 2018.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. The Citi WorldBIG Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2017	Annual Report

Fellow Shareowners:

It's been a great year to be an investor. The bull markets continued their run, and all three major US indices – the Dow Jones Industrial Average, S&P 500, and Nasdaq – hit new highs. Technology led the pack in 2017, while international markets had a strong comeback.

The Trustees approval of the ending of the 12b-1 fees from the Sustainable Fund family has contributed positively to performance by lowering expenses for shareowners.

Saturna Sustainable Funds began operations on March 27, 2015. After their first two complete years of operations, at November 30, 2017, assets of the two Funds reached $26.95 milion up from $11.92 million the previous year. The following pages provide details of the assets and operations of the two Funds.

Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance (ESG).

Going Forward

Since the election of Donald Trump, the impacts of government deregulation have been noticeable. Republican control of the executive, the legislative, and the judiciary branches of the US government means many changes. Federal tax rates and tax deductions have been cut. The shifting paradigm has led to increased media attention on sustainable investing. While large investment houses are beginning to see value in products that invest in companies with high environmental, social responsibility, and governance (ESG) standards, we like the independent perspective our boutique size and off-Wall Street location continue to offer.

Saturna expects the market to exhibit prolonged strength in the coming months. We will continue to invest in innovative companies with strong business advantages and balance sheets. We aim to avoid companies dependent on government spending, and are pursuing additional international investments where we notice value and opportunity.

Businesses across the globe are publishing more and better data regarding their ESG habits and goals. Many CEOs understand the business case for responsibly handling resources and stakeholders for the long-term good of the planet and their smaller communities. The trend is beneficial for our analysts as we evaluate individual securities.

May 31, 2017	Semi-Annual Report	3

Morningstar Awards Saturna Sustainable Equity Fund Top Sustainability Rating

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

We are pleased to note that as of November 30, 2017, Saturna Sustainable Equity Fund ranked in the first percentile of 711 funds in the World Large Stock category, earning the top "Five Globe" Sustainability Rating. The Saturna Sustainable Bond Fund was not rated as of November 30, and we are hopeful it will be ranked in the year ahead.

Going forward, Saturna's values-based approach to investing seeks to provide firsthand insight into the risk mitigation dimensions of sustainable investing. We stand ready to serve you in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital.

Respectfully,

(photo omitted)

Jane Carten,
President

(photo omitted)

Gary Goldfogel,
Independent Board Chairman

Saturna Sustainable Funds Portfolio Management
(photo omitted)	Jane Carten MBA Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manager
(photo omitted)	Nicholas Kaiser MBA, CFA® Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Saturna Sustainable Bond Fund Deputy Portfolio Manager

4	November 30, 2017	Annual Report

Morningstar Sustainability Ratings™

(unaudited)	As of November 30, 2017

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ – here are Saturna Sustainable Equity Fund's fiscal year-end results:

Saturna Sustainable Equity Fund		The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.
SEEFX	Ø Ø Ø Ø Ø
Ranked in 1st percentile among 711 World Stock Funds
The Saturna Sustainable Bond Fund (SEBFX) was not rated as of November 30, 2017.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2017 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Rating is as of November 30, 2017. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Saturna Sustainable Equity Fund was rated on 91% of Assets Under Management.

The Funds' portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Scores and Ratings.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund began operations March 27, 2015, and have not yet received Morningstar Star Ratings.

November 30, 2017	Annual Report	5

Saturna Sustainable Equity Fund: Performance Summary

Average Annual Returns as of November 30, 2017

	1 Year	5 Year	10 Year	Expense Ratio[1]
Sustainable Equity Fund (SEEFX)[2]	22.01%	n/a	n/a	1.40%
S&P Global 1200 Index	24.95%	12.33%	5.43%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Standard & Poor's Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $11,540 versus $12,895 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated June 2, 2017, and incorporates results for the fiscal year ended November 30, 2016, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2] Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Adobe Systems	3.6%	Household Products	7.3%	█
Apple	3.4%	Application Software	6.9%	█
3M	3.4%	Automobiles	4.2%	█
Dassault Systemes ADR	3.3%	Apparel, Footwear & Accessory Design	4.0%	█
Toronto-Dominion Bank	3.2%	Communications Equipment	3.4%	█
Unilever	3.1%	Containers & Packaging	3.4%	█
Home Depot	3.1%	Electrical Components	3.4%	█
NXP Semiconductors	3.0%	Banks	3.2%	█
Koninklijke Philips	2.8%	Home Products Stores	3.1%	█
Murata Manufacturing	2.7%	Semiconductor Devices	3.0%	█
		Industries < 3.0%	48.5%	█
		Other assets (net of liabilities)	9.6%	█

6	November 30, 2017	Annual Report

Saturna Sustainable Bond Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2017

(photos omitted)

Markets climbed ever higher this year, and the optimism and resilience of investors are encouraging, if not dependable, factors in this new world. Not everyone benefits from these higher prices, but those of us who were invested benefited.

For the fiscal year ended November 30, 2017, the Saturna Sustainable Equity Fund returned 22.01%, slightly below the 24.95% gain for the S&P Global 1200 index.

Factors Affecting Past Performance

Saturna Sustainable Equity Fund has an international framework – assets are allocated across 19 market economies. In terms of performance gain, our overweighting of Technology has been the most rewarding, and we remain optimistic about our selections. Adobe moved from $105 to $178, benefiting the Fund 194 basis points for the year. Taiwan Semiconductor also had an outstanding year, adding 180 basis points to the Fund. Finally, Apple had an excellent year and contributed 156 basis points to the performance of the Fund.

The Fund benefited from its Consumer Discretionary and Consumer Staples choices, especially Home Depot, Unilever, and Samsonite. 3M, in the Materials sector, also performed well. With unemployment low and wages potentially growing with improved economic conditions, we believe these names will continue to add value to the portfolio.

The position we had in Potash has been eliminated. The potash industry continues to be plagued by overcapacity and low crop prices that have reduced farm incomes. In addition, the cartel-type pricing environment did not sit well with us. Unfortunatley, we exited the position a little too early and it detracted from the Fund's returns.

Pandora is another position we exited and took a realized loss to do so. While the company has solid metrics, we couldn't help but notice the trend away from charm bracelet style jewelry. This exit was a positive move as the stock has declined further since we sold.

Our foray into renewable energy has not yet paid off. Siemens Gamesa Renewable Energy (formerly Gamesa Corporación Tecnológica and Grupo Auxiliar Metalúrgico) is a Spanish manufacturing company principally involved in the fabrication of wind turbines and the construction of wind farms. We are committed to this type of energy investment and plan to hold this into the foreseeable future.

We continue to monitor our investments to ensure our initial investment theses remain intact. However, we are long-term investors and look at our investments with that perspective.

Looking Forward

The positive shifts we've seen in the last year around the globe regarding womens rights and upending the status quo cannot be ignored. Globally, there is for the first time a real conversation occuring about what women have had to endure in the workplace, and it is more than just the pay gap. CEOs are taking seriously their place on the planet and the fact that as stewards of our environment and leaders in their communities, they must run their businesses with a long-term view. Companies that have been responsible from the start will emerge as leaders, and those are the investments we choose.

While markets continue to lift as a result of renewed corporate optimism, we will deploy capital and take cautious advantage of global earnings growth. We hold long-term views on the value of assets and see current trends as opportunities to acquire attractive companies at still reasonable valuations.

The Saturna Sustainable Equity Fund remains focused on stocks that we believe have exceptional long-term sustainability characteristics. Based on our internal research, we believe stocks with superior governance, social, and environmental track records generally have lower associated volatility. To this we add a financial stability assessment. We believe that in the long run these stocks lessen uncertainty for investors and improve the probability of achieving superior returns.

November 30, 2017	Annual Report	7

Saturna Sustainable Equity Fund:

Schedule of Investments	As of November 30, 2017
Common Stocks – 90.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Internet Media
Alphabet, Class A²	122	$67,177	$126,413	United States	2.5%

Telecom Carriers
China Mobile	6,000	67,457	61,036	Hong Kong	1.2%
Telekomunikasi Indonesia ADR	2,000	65,178	62,160	Indonesia	1.3%
		132,635	123,196		2.5%

		199,812	249,609		5.0%

Consumer Discretionary

Airlines
Latam Airlines Group	3,600	46,768	45,540	Chile	0.9%

Apparel, Footwear & Accessory Design
Nike, Class B	1,558	90,564	94,134	United States	1.9%
Samsonite International	24,900	84,742	102,967	Hong Kong	2.1%
		175,306	197,101		4.0%

Auto Parts
Valeo	1,400	74,424	101,703	France	2.0%

Automobiles
General Motors	2,000	76,360	86,180	United States	1.7%
Toyota Motor ADR	1,000	107,633	126,340	Japan	2.5%
		183,993	212,520		4.2%

Home Products Stores
Home Depot	850	100,842	152,847	United States	3.1%

Other Commercial Services
Ecolab	723	82,096	98,270	United States	2.0%

Restaurants
Starbucks	1,713	102,502	99,046	United States	2.0%

Specialty Apparel Stores
TJX Companies	1,500	103,931	113,325	United States	2.3%

Toys & Games
Hasbro	600	56,958	55,812	United States	1.1%

		926,820	1,076,164		21.6%

Consumer Staples

Household Products
Church & Dwight	2,400	104,866	113,016	United States	2.3%
Kimberly-Clark de Mexico, Class A	53,000	113,138	94,993	Mexico	1.9%
Unilever	2,700	116,609	155,898	Netherlands	3.1%
		334,613	363,907		7.3%

Continued on next page.

8	November 30, 2017	Annual Report	The accompanying notes are an integral part of these financial statements.

Common Stocks – 90.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Consumer Staples (continued)

Packaged Food
Nestle ADR	1,000	$86,610	$85,410	Switzerland	1.7%

		421,223	449,317		9.0%

Energy

Renewable Energy Equipment
Siemens Gamesa Renewable Energy	3,500	51,923	43,882	Spain	0.9%
Vestas Wind Systems	900	65,551	57,491	Denmark	1.1%

		117,474	101,373		2.0%

Financials

Banks
Toronto-Dominion Bank	2,800	131,011	159,432	Canada	3.2%

Consumer Finance
Mastercard, Class A	824	74,154	123,987	United States	2.5%

Islamic Banking
BIMB Holdings	70,000	71,215	73,663	Malaysia	1.5%

Life Insurance
AIA Group	11,600	67,862	94,514	Hong Kong	1.9%

P&C Insurance
Chubb	700	77,224	106,477	Switzerland	2.1%

		421,466	558,073		11.2%

Health Care

Health Care Facilities
Ramsay Health Care	2,308	103,088	122,977	Australia	2.5%

Large Pharma
Novo Nordisk ADR	1,569	86,409	81,227	Denmark	1.6%

Medical Equipment
Koninklijke Philips	3,588	101,701	138,999	Netherlands	2.8%

		291,198	343,203		6.9%

Industrials

Electrical Components
Murata Manufacturing	1,000	133,698	136,966	Japan	2.7%
TE Connectivity	351	22,756	33,148	Switzerland	0.7%
		156,454	170,114		3.4%

Electrical Power Equipment
Siemens ADR	1,000	66,086	68,020	Germany	1.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2017	Annual Report	9

Common Stocks – 90.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Industrials (continued)

Rubber & Plastic
Hartalega Holdings	40,000	$63,885	$93,713	Malaysia	1.9%

		286,425	331,847		6.7%

Materials

Containers & Packaging
3M	700	118,457	170,198	United States	3.4%

Precious Metal Mining
Randgold Resources ADR	500	48,731	45,880	South Africa	0.9%

Specialty Chemicals
Johnson Matthey	2,000	85,287	82,055	United Kingdom	1.7%

		252,475	298,133		6.0%

Technology

Application Software
Adobe Systems²	1,000	108,410	181,470	United States	3.6%
Dassault Systemes ADR	1,506	119,029	161,865	France	3.3%
		227,439	343,335		6.9%

Communications Equipment
Apple	1,000	113,474	171,850	United States	3.4%

Information Services
Wolters Kluwer	1,000	46,595	51,870	Netherlands	1.0%

Infrastructure Software
Microsoft	1,438	62,724	121,037	United States	2.4%

IT Services
Accenture, Class A	900	89,878	133,209	Ireland	2.7%

Semiconductor Devices
NXP Semiconductors²	1,300	127,835	147,407	Netherlands	3.0%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	3,250	78,323	128,700	Taiwan	2.6%

		746,268	1,097,408		22.0%

Total investments		$3,663,161	4,505,127		90.4%
Other assets (net of liabilities)			479,102		9.6%
Total net assets			$4,984,229		100.0%
[1] Country of domicile [2] Non-income producing security ADR: American Depositary Receipt

10	November 30, 2017	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund:

Schedule of Investments	As of May 31, 2017

Countries	(unaudited)

Other assets (net of liabilities) 9.6% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	November 30, 2017	Annual Report	11

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $3,663,161)	$4,505,127
Cash	497,679
Dividend receivable	12,839
Prepaid expenses	5,735
Receivable for Fund shares sold	2,325
Total assets	5,023,705
Liabilities
Payable for security purchases	30,588
Accrued audit expenses	3,750
Accrued advisory fees	2,135
Accrued other expenses	1,616
Accrued retirement plan custodial fees	722
Accrued trustee expenses	479
Accrued Chief Compliance Officer expenses	186
Total liabilities	39,476
Net assets	$4,984,229

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$4,366,740
Undistributed net investment income	37,569
Accumulated net realized loss	(262,074)
Unrealized net appreciation on investments	841,994
Net assets applicable to Fund shares outstanding	$4,984,229

Fund shares outstanding	435,646

Net asset value, offering, and redemption price per share	$11.44

Statement of Operations
Year ended November 30, 2017

Investment income
Dividend income (net of foreign tax of $6,304)	$76,959
Total investment income	76,959
Expenses
Investment adviser fees	27,590
Filing and registration fees	19,757
Distribution fees	4,808
Audit fees	4,293
Printing and postage	2,360
Chief Compliance Officer expenses	1,113
Retirement plan custodial fees	828
Trustee fees	779
Legal fees	525
Custodian fees	452
Other expenses	444
Total gross expenses	62,949
Less adviser fees waived	(25,790)
Less custodian fee credits	(452)
Net expenses	36,707
Net investment income	$40,252

Net realized gain from investments and foreign currency	$57,790
Net increase in unrealized appreciation on investments and foreign currency	743,796
Net gain on investments	$801,586

Net increase in net assets resulting from operations	$841,838

12	November 30, 2017	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Year ended November 30, 2017	Year ended November 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$40,252	$21,977
Net realized gain (loss) on investments	57,790	(108,234)
Net increase (decrease) in unrealized appreciation	743,796	(23,667)
Net increase (decrease) in net assets	841,838	(109,924)
Distributions to shareowners from
Net investment income	(19,031)	-
Total distributions	(19,031)	-
Capital share transactions
Proceeds from sales of shares	916,616	539,235
Value of shares issued in reinvestment of dividends	19,031	-
Cost of shares redeemed	(117,488)	(509,213)
Total capital share transactions	818,159	30,022
Total increase (decrease) in net assets	1,640,966	(79,902)

Net assets
Beginning of year	3,343,263	3,423,165
End of year	4,984,229	3,343,263

Undistributed net investment income	$37,569	$18,207

Shares of the Fund sold and redeemed
Number of shares sold	90,010	57,941
Number of shares issued in reinvestment of dividends	2,029	-
Number of shares redeemed	(10,988)	(55,331)
Net increase in number of shares outstanding	81,051	2,610

Financial Highlights	For year ended November 30,		Period endedA
Selected data per share of outstanding capital stock throughout each period:	2017	2016	November 30, 2015
Net asset value at beginning of period	$9.43	$9.73	$10.00
Income from investment operations
Net investment income	0.09	0.06	0.02
Net gains (losses) on securities (both realized & unrealized)	1.97	0.36)	(0.28)
Total from investment operations	2.06	(0.30)	(0.26)
Less distributions
Dividends (from net investment income)	(0.05)	-	(0.01)
Total distributions	(0.05)	-	(0.01)

Net asset value at end of period	$11.44	$9.43	$9.73

Total return	22.01%	(3.08)%	(2.60)%B

Ratios / supplemental data
Net assets ($000), end of period	$4,984	$3,343	$3,423
Ratio of expenses to average net assets
Before fee waivers	1.48%	1.65%	1.23%C
After fee waivers	0.88%	1.00%	1.00%C
After fee waivers and custodian fee credits	0.86%	0.99%	0.99%C
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	0.95%	0.67%	0.29%C
Portfolio turnover rate	12%	48%	53%B
A Operations commenced on March 27, 2015 B Not annualized C Annualized

The accompanying notes are an integral part of these financial statements.	November 30, 2017	Annual Report	13

Saturna Sustainable Bond Fund: Performance Summary (unaudited)

Average Annual Returns as of November 30, 2017

	1 Year	5 Year	10 Year	Expense Ratio[1]
Sustainable Bond Fund (SEBFX)[2]	5.28%	n/a	n/a	0.92%
Citi WorldBIG Index	6.74%	0.81%	3.07%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Citi WorldBIG Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The graph shows that an investment in the Fund would have risen to $10,534 versus rising to $10,804 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated June 2, 2017, and incorporates results for the fiscal year ended November 30, 2016, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2] Operations commenced March 27, 2015.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
NextEra Energy Capital (3.445% due 06/15/2067)	4.7%	Financials	32.4%	█
Chubb (3.60917% due 04/15/2037)	4.6%	Consumer Discretionary	16.6%	█
Puget Sound Energy (4.01063% due 06/01/2067)	4.5%	Communications	13.4%	█
Hanmi Financial (5.45% due 03/30/2027)	3.6%	Technology	10.3%	█
America Movil (6.00% due 06/09/2019)	3.5%	Foreign Government Bonds	5.2%	█
First Abu Dhabi Bank (3.00% due 03/30/2022)	3.4%	Consumer Staples	4.9%	█
Nokia OYJ (3.375% due 06/12/2022)	3.4%	Energy	4.7%	█
Canadian Imperial Bank (3.42% due 01/26/2026)	3.3%	Health Care	3.4%	█
Hartford Financial Services Group (3.54086% due 02/12/2047)	3.2%	Industrials	1.4%	█
Iron Mountain (5.75% due 08/15/2024)	3.0%	Utilities	0.6%	█
		Asset-Backed Securities	0.5%	█
		Other assets (net of liabilites)	6.6%	█

14	November 30, 2017	Annual Report

Saturna Sustainable Bond Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2017

(photos omitted)

For the fiscal year ended November 30, 2017, the Saturna Sustainable Bond Fund returned 5.28% versus the 6.74% return of its benchmark, the Citi World Broad Investment-Grade Bond Index (WorldBig®). The underperformance can be attributed, in part, to the Fund's underinvestment in euro denominated securities relative to the index's large euro exposure that exceeds 30% at year-end. The eurozone currently has an extraordinarily high concentration of low yielding and negative yielding debt, which has led to an environment of low income relative to risks that runs counter to the Fund's objective of capital preservation.

At year-end 2017, the Fund's effective duration was 2.53 years, down slightly from 2.56 the prior year. The Fund generated a 30-day SEC yield of 3.18%. The Fund was diversified among 45 separate issues and across six currencies, including 74.7% of net assets allocated to the US dollar, followed by 7.2% to the Canadian dollar, 6.5% to the Mexican peso, 4.6% to the New Zealand dollar, 4.2% to the Australian dollar, and 2.8% to the Norwegian krone.

Factors Affecting Past Performance

Investors were handsomely rewarded throughout 2017 as investment assets demonstrated strong overall performance across the board. Equities towered to all-time highs. Commodities such as oil experienced a supportive rebound, rising from an average price per barrel of $43.44 throughout 2016 to $50.85 in 2017, reflecting a 17% increase. Fixed income securities continued to demonstrate favorable performance across domestic investment grade, high yield, and emerging debt categories. European high-yield debt traded at a yield only slightly higher than that offered by five-year US Treasurys. For example, at the end of November 2017, the BofA Merrill Lynch Euro High Yield Index offered investors a yield of 2.60%, while five-year US Treasurys yielded 2.20% – a baffling outcome in the years following the Global Financial Crisis, driven in large part by the European Central Bank's continuation of quantitative easing and its monthly US$35 billion asset purchase program.

2017 marked a considerable contrast to 2016 with respect to high asset valuations and historically low volatility as measured by the CBOE Volatility Index (VIX) that has declined to levels not seen since 2007. Some of the largest economies around the world, such as Europe and Japan, continued with their monetary stimulus programs in an attempt to spur economic growth. It appears that some of these measures are beginning to take hold. For example, the Fed announced that the US economy is on track to expand by 2.5% in 2018, up from the prior forecast of 2.1%. The International Monetary Fund revised China's 2017 year-end growth projections from 6.7% to 6.8%, while the eurozone is expected to grow 2.2% this year, the fastest pace since 2007.

Looking Forward

Throughout 2017, the Federal Reserve deepened its resolve to normalize monetary policy by raising the federal funds rate three times. On December 14, 2017, the Federal Open Market Committee (FOMC) raised interest rates by another quarter of a percent from 1.25% to 1.50%, signaling it would stay on a similar path in the coming year amid a leadership transition.

With central banks in Europe and Australia soon expected to follow the Federal Reserve's monetary normalization path, 2018 may see elevated risks and bring challenges for investors. We believe the Saturna Sustainable Bond Fund is positioned to meet its objective of capital preservation and current income by taking a more defensive posture.

November 30, 2017	Annual Report	15

Saturna Sustainable Bond Fund:

Schedule of Investments	As of November 30, 2017
Asset-Backed Securities – 0.5%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Asset-Backed Securities

CRART 2014-3 C	3.61% due 06/17/2021	$100,000	$100,186	United States	0.5%

		100,000	100,186		0.5%

Corporate Bonds – 87.7%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Communications

America Movil[2]	6.00% due 06/09/2019	MXN 15,000,000	778,448	Mexico	3.5%
Puget Sound Energy (3 month LIBOR plus 2.53%)³	4.01063% due 06/01/2067	1,030,000	993,950	United States	4.5%
Telecom Italia	7.175% due 06/18/2019	300,000	321,000	Luxembourg	1.5%
Telus	3.20% due 04/05/2021	CAD 750,000	596,971	Canada	2.7%
Vodafone Group	4.375% due 03/16/2021	250,000	265,061	United Kingdom	1.2%

			2,955,430		13.4%

Consumer Discretionary

Aramark Services	5.125% due 01/15/2024	600,000	633,000	United States	2.9%
Barry Callebaut [4]	5.50% due 06/15/2023	500,000	542,033	Belgium	2.5%
BMW Finance	2.75% due 04/25/2019	NOK 2,000,000	246,341	Netherlands	1.1%
BMW US Capital	2.75% due 12/02/2019	AUD 200,000	152,379	United States	0.7%
Danone [4]	2.077% due 11/02/2021	500,000	490,980	France	2.2%
Nemak ²	5.50% due 02/28/2023	450,000	462,375	Mexico	2.1%
Starbucks	2.45% due 06/15/2026	500,000	480,523	United States	2.2%
Toyota Motor Credit	2.75% due 02/05/2028	150,000	147,547	Japan	0.7%
Toyota Motor Credit	3.00% due 03/20/2030	500,000	495,027	Japan	2.2%

			3,650,205		16.6%

Consumer Staples

BRF ²	3.95% due 05/22/2023	500,000	496,250	Brazil	2.3%
BRF ²	4.75% due 05/22/2024	200,000	204,000	Brazil	0.9%
Nestle Holdings	2.75% due 04/15/2020	NOK 3,000,000	376,003	Switzerland	1.7%

			1,076,253		4.9%

Energy

NextEra Energy Capital (3 month LIBOR plus 2.125%)³	3.445% due 06/15/2067	1,090,000	1,027,325	United States	4.7%

		1,090,000	1,027,325		4.7%

Continued on next page.

16	November 30, 2017	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund:

Schedule of Investments	As of November 30, 2017

Corporate Bonds – 87.7%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Financials

Bancolombia	5.95% due 06/03/2021	$500,000	$545,000	Colombia	2.5%
Canadian Imperial Bank	3.42% due 01/26/2026	CAD 900,000	714,845	Canada	3.3%
Chubb (3 month LIBOR plus 2.25%)³	3.60917% due 04/15/2037	1,015,000	1,006,119	Switzerland	4.6%
Emirates²	6.00% due 10/08/2019	NZD 750,000	533,669	United Arab Emirates	2.4%
First Abu Dhabi Bank²	3.00% due 03/30/2022	750,000	749,835	United Arab Emirates	3.4%
Hanmi Financial[5]	5.45% due 03/30/2027	750,000	780,937	United States	3.6%
Hartford Financial Services Group (3 month LIBOR plus 2.125%)[3,4]	3.54086% due 02/12/2047	750,000	712,500	United States	3.2%
Homestreet	6.50% due 06/01/2026	500,000	521,875	United States	2.4%
Iron Mountain	5.75% due 08/15/2024	650,000	665,438	United States	3.0%
Sun Life Financial	5.59% due 01/30/2023	CAD 350,000	272,987	Canada	1.2%
Townebank Portsmouth VA6	4.50% due 07/30/2027	500,000	515,725	United States	2.3%
Westpac Banking	4.625% due 06/01/2018	110,000	111,424	Australia	0.5%

			7,130,354		32.4%

Health Care

Koninklijke Philips	3.75% due 03/15/2022	350,000	364,786	Netherlands	1.7%
Sanofi	4.00% due 03/29/2021	350,000	369,365	France	1.7%

		700,000	734,151		3.4%

Industrials

Ingersoll-Rand	2.625% due 05/01/2020	300,000	300,274	Luxembourg	1.4%

		300,000	300,274		1.4%

Technology

Apple²	2.65% due 06/10/2020	AUD 500,000	380,290	United States	1.7%
Apple	3.60% due 06/10/2026	AUD 500,000	389,040	United States	1.8%
MSCI²	5.75% due 08/15/2025	450,000	484,875	United States	2.2%
MSCI[4]	5.75% due 08/15/2025	150,000	161,625	United States	0.7%
Nokia OYJ	3.375% due 06/12/2022	750,000	749,063	Finland	3.4%
Seagate HDD Cayman	3.75% due 11/15/2018	100,000	101,500	Cayman Islands	0.5%

			2,266,393		10.3%

Utilities

United Utilities	4.55% due 06/19/2018	59,000	59,707	United Kingdom	0.3%
United Utilities	5.375% due 02/01/2019	75,000	77,530	United Kingdom	0.3%

		134,000	137,237		0.6%

Total Corporate Bonds			19,277,622		87.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2017	Annual Report	17

Saturna Sustainable Bond Fund:

Schedule of Investments	As of November, 2017

Government Bonds – 5.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Bonds

Mexico Bonos Desarollo	6.50% due 06/10/2021	MXN 125,000	$657,588	Mexico	3.0%
New Zealand Government²	3.00% due 04/15/2020	NZD 700,000	487,279	New Zealand	2.2%

			1,144,867		5.2%

Total Government Bonds			1,144,867		5.2%

Total investments	(Cost = $20,537,391)		20,522,675		93.4%
Other assets (net of liabilities)			1,457,276		6.6%
Total net assets			$21,979,951		100.0%

[1]Country of risk

² Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2017, the aggregate value of these securities wa s $4,577,021 representing 20.8% of net assets.

³ Variable rate security. The interest rate represents the rate in effect at November 30, 2017 and resets periodically based on the parenthetically disclosed reference rate and spread.

[4] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2017, the net value of these securities was $1,907,138 representing 8.7% of net assets.

[5] Hanmi Financial is a fixed to float bond and the interest rate shown represents the rate in effect at November 30, 2017. The bond has a fixed rate until March of 2022 when the interest rate will update to the 3-month Libor plus 3.315% and will reset periodically.

[6] Townebank Portsmouth VA is a fixed to float bond and the interest rate shown represents the rate in effect at November 30, 2017. The bond has a fixed rate until July of 2022 when the interest rate will update to the 3-month Libor plus 2.55% and will reset periodically.

18	November 30, 2017	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund:

Schedule of Investments	As of November 30, 2017

Countries	(unaudited)

Other assets (net of liabilities) 6.6% Weightings shown are a percentage of total net assets.

Bond Quality Diversification
% of Total Net Assets
Rated "Aaa"	2.2%	█
Rated "Aa1"	3.5%	█
Rated "Aa2"	1.7%	█
Rated "Aa3"	6.3%	█
Rated "A1"	3.5%	█
Rated "A2"	2.2%	█
Rated "A3"	9.4%	█
Rated "Baa1"	13.0%	█
Rated "Baa2"	16.4%	█
Rated "Baa3"	3.7%	█
Rated "Ba1"	12.7%	█
Rated "Ba2"	2.9%	█
Rated "Ba3"	2.9%	█
Rated "B2"	3.0%	█
Not Rated	10.0%	█
Other assets (net of liabilities)	6.6%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	November 30, 2017	Annual Report	19

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $20,537,391)	$20,522,675
Cash	707,812
Receivable for security sales	416,361
Interest receivable	297,753
Receivable for Fund shares sold	56,374
Prepaid expenses	6,372
Total assets	22,007,347
Liabilities
Payable for Fund shares redeemed	6,438
Accrued advisory fee	6,214
Accrued audit expenses	6,000
Accrued Chief Compliance Officer fee	604
Accrued retirement plan custodial fees	488
Accrued other expenses	364
Accrued trustee expenses	140
Total liabilities	27,396
Net assets	$21,979,951

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$22,029,087
Undistributed net investment income	176
Accumulated net realized loss	(32,818)
Unrealized net depreciation on investments	(16,494)
Net assets applicable to Fund shares outstanding	$21,979,951

Fund shares outstanding	2,226,037

Net asset value, offering, and redemption price per share	$9.87

Statement of Operations
Year ended November 30, 2017

Investment income
Interest income	$524,330
Total investment income	524,330
Expenses
Investment adviser fees	80,950
Filing and registration fees	23,272
Distribution fees	12,699
Printing and postage	5,220
Audit fees	4,325
Chief Compliance Officer expenses	2,678
Trustee fees	2,137
Custodian fees	1,519
Legal fees	1,457
Other expenses	1,334
Retirement plan custodial fees	531
Total gross expenses	136,122
Less adviser fees waived	(25,967)
Less custodian fee credits	(1,519)
Net expenses	108,636
Net investment income	$415,694

Net realized loss from investments and foreign currency	$(43,430)
Net decrease in unrealized depreciation on investments and foreign currency	205,033
Net gain on investments	$161,603

Net increase in net assets resulting from operations	$577,297

20	November 30, 2017	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statements of Changes in Net Assets	Year ended November 30, 2017	Year ended November 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$415,694	$188,631
Net realized gain (loss) on investments	(43,430)	9,841
Net increase (decrease) in unrealized depreciation	205,033	(119,271)
Net increase in net assets	577,297	79,201
Distributions to shareowners from
Net investment income	(405,083)	(184,887)
Capital gains distribution	(13,408)	-
Total distributions	(418,491)	(184,887)
Capital share transactions
Proceeds from sales of shares	14,897,718	4,258,711
Value of shares issued in reinvestment of dividends	359,283	116,029
Cost of shares redeemed	(2,075,045)	(2,515,123)
Total capital share transactions	13,181,956	1,859,617
Total increase in net assets	13,340,762	1,753,931

Net assets
Beginning of year	8,639,189	6,885,258
End of year	21,979,951	8,639,189

Undistributed net investment income	$176	$229

Shares of the Fund sold and redeemed
Number of shares sold	1,504,397	432,552
Number of shares issued in reinvestment of dividends	36,349	11,853
Number of shares redeemed	(209,909)	(255,297)
Net increase in number of shares outstanding	1,330,837	189,108

Financial Highlights	Year ended November 30,		Period endedA
Selected data per share of outstanding capital stock throughout each period:	2017	2016	November 30, 2015
Net asset value at beginning of period	$9.65	$9.75	$10.00
Income from investment operations
Net investment income	0.27	0.24	0.12
Net gain (loss) on securities (both realized and unrealized)	0.23	(0.10)	(0.25)
Total from investment operations	0.50	0.14	(0.13)
Less distributions
Dividends (from net investment income)	(0.27)	(0.24)	(0.12)
Capital gains distribution	(0.01)	-	-
Total distributions	(0.28)	(0.24)	(0.12)

Net asset value at end of period	$9.87	$9.65	$9.75

Total return	5.28%	1.37%	(1.29)%B

Ratios / supplemental data
Net assets ($000), end of period	$21,980	$8,639	$6,885
Ratio of expenses to average net assets
Before fee waivers	0.92%	1.17%	1.02%C
After fee waivers	0.75%	0.89%	0.90%C
After fee waivers and custodian fee credits	0.74%	0.89%	0.89%C
Ratio of net investment income after fee waivers custodian fee credits to average net assets	2.82%	2.46%	1.92%C
Portfolio turnover rate	14%	46%	4%B
A Operations commenced on March 27, 2015 B Not annualized C Annualized

The accompanying notes are an integral part of these financial statements.	November 30, 2017	Annual Report	21

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the "Funds"). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered "junk bonds."

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

22	November 30, 2017	Annual Report

Notes To Financial Statements

(continued)

Fixed-income debt instruments, such as commercial paper, bankers' acceptances, and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Sustainable Equity Fund
Common Stocks
Communications	$188,573	$61,036	$-	$249,609
Consumer Discretionary	871,494	204,670	-	1,076,164
Consumer Staples	354,324	94,993	-	449,317
Energy	-	101,373		101,373
Financials	389,896	168,177	-	558,073
Health Care	220,226	122,977	-	343,203
Industrials	101,168	230,679	-	331,847
Materials	216,078	82,055		298,133
Technology	1,045,538	51,870	-	1,097,408
Total Assets	$3,387,297	$1,117,830	$-	$4,505,127

Sustainable Bond Fund
Asset-Backed Securities[1]	$-	$100,186	$-	$100,186
Corporate Bonds[1]	-	19,277,622	-	19,277,622
Government Bonds[1]	-	1,144,867	-	1,144,867
Total	$-	$20,522,675	$-	$20,522,675
[1] See Schedule of Investments for industry breakout. During the period ended November 30, 2017, no Fund had transfers between Level 1, Level 2 or Level 3.

November 30, 2017	Annual Report	23

Notes To Financial Statements

(continued)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 23 is a summary of the inputs used as of November 30, 2017, in valuing the Funds' investments carried at fair value.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2016) or expected to be taken in the Funds' 2017 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2017, the reclassification of capital accounts were as follows:

	Equity Fund	Bond Fund
Undistributed net investment loss	$(1,859)	$(10,664)
Accumulated gains (losses)	1,859	10,664
Paid-in capital	-	-

These reclassifications were due to treatment of foreign currencies, re-designation of distributions, and investments in real estate investment trusts (REITs).

Distributions to shareowners:
For the Sustainable Bond Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. Sustainable Equity Fund pays income dividends annually, typically by the end of the year. As a result of its investment strategy, the Saturna Sustainable Equity Fund may not pay income dividends. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously

24	November 30, 2017	Annual Report

Notes To Financial Statements

(continued)

withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

NOTE 3 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses from December 1, 2016 through June 1, 2017 of the Sustainable Equity Fund to 0.99% and the Sustainable Bond Fund to 0.89% and from June 2, 2017 through March 31, 2018 of the Sustainable Equity Fund to 0.75% and the Sustainable Bond Fund to 0.65%. For the year ended November 30, 2017, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Sustainable Equity	$27,590	$25,790	$-
Sustainable Bond	80,950	25,967	-

In accordance with the expense limitation noted above, for the year ended November 30, 2017, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. On June 2, 2017, 12b-1 fees were terminated for all Funds.

During the year ended November 30, 2017, the Trust paid SBS the following amounts:

12b-1 Fees
Sustainable Equity	$4,808
Sustainable Bond	12,699

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the year ended November 30, 2017, the Funds incurred the following amounts:

Retirement plan custodial fees
Sustainable Equity	$828
Sustainable Bond	531

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the year ended November 30, 2017, the Trust incurred compensation expenses of $32,000 which is included in $38,260 of total expenses for the independent Trustees. The Saturna Sustainable Funds paid $2,916 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended November 30, 2017, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Sustainable Equity	$1,113
Sustainable Bond	2,678

On November 30, 2017, the trustees, officers, and their affiliates as a group owned 67.84% and 16.77% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

November 30, 2017	Annual Report	25

Notes To Financial Statements

(continued)

NOTE 4 – Distributions to Shareowners

The tax characteristics of distributions paid for the year ended November 30, 2017 and the fiscal year ended November 30, 2016 were as follows:

	Year ended November 30, 2017	Year ended November 30, 2016
Sustainable Equity Fund
Ordinary income	$19,031	$-
Sustainable Bond Fund
Ordinary income	413,984	184,887
Long-term capital gain[1]	4,507	-

1 Long-term capital gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes on November 30, 2017, was as follows:

	Sustainable Equity	Sustainable Bond
Cost of investments	$3,663,161	$20,537,391
Gross tax unrealized appreciation	908,557	211,898
Gross tax unrealized depreciation	(66,591)	(226,614)
Net tax unrealized appreciation (depreciation)	841,966	(14,716)

As of November 30, 2017, components of distributable earnings on a tax basis were as follows:

Sustainable Equity
Undistributed ordinary income	$37,569
Tax accumulated earnings	37,569
Accumulated capital losses	(262,074)
Unrealized appreciation	841,966
Other unrealized losses	28
Total accumulated earnings	$617,489

Sustainable Bond
Undistributed ordinary income	$176
Tax accumulated earnings	176
Accumulated capital losses	(32,818)
Unrealized depreciation	(14,716)
Other unrealized losses	(1,778)
Total accumulated earnings	$(49,136)

On November 30, 2017, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration
Equity Fund
Short-term loss carryforwards	$262,074	Unlimited
	262,074	Unlimited

	Carryforward	Expiration
Bond Fund
Short-term loss carryforward	$32,818	Unlimited
	32,818	Unlimited

NOTE 6 – Investments

Investment transactions other than short-term investments for the period ended November 30, 2017, were as follows:

	Purchases	Sales
Sustainable Equity	$1,321,338	$474,846
Sustainable Bond	14,514,544	1,909,840

NOTE 7 – Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the period ended November 30, 2017, were as follows:

Custodian Fee Credits
Sustainable Equity	$452
Sustainable Bond	1,519

NOTE 8 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Funds declared the payment of a distribution to be paid on December 29, 2017, to all shareowners of record on December 28, 2017, as follows:

	Ordinary Income	Qualified Income
Equity Fund	$-	$0.08914
Bond Fund	0.02229	-

Dividend income distributions paid by Sustainable Bond Fund were accrued daily.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

26	November 30, 2017	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Saturna Sustainable Funds and the Board of Trustees of Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of the Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the "Funds"), each a series of Saturna Investment Trust, including the schedules of investments, as of November 30, 2017, and the related statements of operations, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period March 27, 2015 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund as of November 30, 2017, the results of their operations, changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

January 29, 2018

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

November 30, 2017	Annual Report	27

Expenses

(unaudited)

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 to November 30, 2017).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2017]	Ending Account Value [November 30, 2017]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$1,081.30	$3.95	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.84	0.76%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$1,012.90	$3.31	0.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.33	0.66%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of June 1, 2017, through November 30, 2017) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

28	November 30, 2017	Annual Report

Trustees and Officers (unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Independent Trustees
(photo omitted)	Marina E. Adshade (50) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver and Simon Fraser University; Author	None
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (68) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust
(photo omitted)	Gary A. Goldfogel, MD (59) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	None
(photo omitted)	Jim V. McKinney (56) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine

Executive Director, Common Threads Northwest; President/CEO, Apple Mountain LLC, consulting and development; US Army Foreign Area Officer – Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia

None
(photo omitted)	Sarah E.D. Rothenbuhler (49) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None
Interested Trustee
(photo omitted)	Jane K. Carten, MBA (42) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

November 30, 2017	Annual Report	29

Trustees and Officers (continued)   (unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine (64) 1300 N. State Street Bellingham, WA 98225	Vice President (since 1994); N/A	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services	N/A
(photo omitted)	Christopher R. Fankhauser (45) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A
(photo omitted)	Michael E. Lewis (56) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A
(photo omitted)	Jacob A. Stewart (37) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer¹ (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A
(photo omitted)	Nicholas F. Kaiser, MBA, CFA (71) 1300 N. State Street Bellingham WA 98225	Secretary (since 2017); N/A	Chairman and Director, Saturna Capital Corporation Chairman, Director, and President, Saturna Trust Company Former Director, Saturna Brokerage Services	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.saturnasustainable.com, includes additional information about the Trustees.

On November 30, 2017, the trustees, officers, and their affiliates as a group owned 67.84% and 16.77% of the outstanding shares of Sustainable Equity and Sustainable Bond Funds, respectively.

During the year ended November 30, 2017, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chairman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2017, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $0.5 million.

¹ Holds the same position with Amana Mutual Funds Trust

30	November 30, 2017	Annual Report

Renewal of Investment Advisory Contract

During their meeting of September 16, 2017, the Trustees of Saturna Investment Trust discussed the continuance of the Investment Advisory and Administration Agreements between each of Sustainable Equity Fund and Sustainable Bond Fund (the "Funds") and Saturna Capital Corporation ("Saturna"). In considering the renewal of the agreements with Saturna, the Trustees discussed the nature, extent, and quality of the services provided by Saturna to the Trust and each of the Funds. The Trustees considered that the Funds offer a full range of high-quality investor services. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution – all in addition to investment management

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. They appreciate Saturna's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund, recognizing that because the Funds had commenced investment operations on March 27, 2015, each Fund had a relative short operating history. The Trustees considered comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund's performance relative to the Fund's Morningstar category for the one-year period ended July 31, 2017, noting that Sustainable Equity Fund had underperformed its Morningstar category average and Sustainable Bond Fund had outperformed its Morningstar category average during that period. The Trustees also noted the recent high sustainability ratings assigned to the Saturna Sustainable Equity Fund by Morningstar. In addition, the Trustees also considered each Fund's performance ranking relative to the Fund's category selected by Lipper, Inc.

The Trustees noted the risk-averse investment style and other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar categories. The Trustees also noted certain differences between a Fund and the peer funds within the relevant Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna manages the Funds in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna's focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds with similar assets and investment objectives and strategies.

The Trustees considered these comparative performance expense data, along with the comparative data published by Morningstar and each Fund's performance relative to its benchmark, to evaluate each Fund's performance over their relatively short operating history.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees noted the steps that Saturna has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna evidenced, in part, by certain fees and expenses paid by Saturna out of its own resources (known as "revenue sharing") to unaffiliated intermediaries.

Recognizing that Saturna pays certain fees and expenses that are often borne by funds, the Trustees appreciated Saturna's efforts help make the Funds more widely available and less expensive than would otherwise be the case without Saturna's efforts. The Trustees' decision to end the expense of the 12b-1 plan both helped the Funds' with lowered operating expenses and reduced the income available to Saturna to pay for its marketing activities.

The Trustees recognized that the Funds remain relatively small and there have not yet been opportunities to consider economies of scale. The Trustees noted that Saturna operates the Funds at considerable costs to itself.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna's profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services. The Trustees appreciated Saturna marketing the Funds as low-cost, "clean shares" investment options to a wide variety of potential investors.

The Trustees considered and compared the fees charged by Saturna to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna provides to the Funds, including investment advisory services, transfer agency services, shareholder services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna's other business lines from acting as investment adviser to the Funds, but also recognized that Saturna's other business lines benefit the Funds. The Trustees also noted that there were no soft dollar arrangements and considered whether there are other potential benefits to Saturna in continuing to manage the Funds. The Trustees found that there were no material benefits other than Saturna's receipt of advisory fees. The Trustees also noted

November 30, 2017	Annual Report	31

Renewal of Investment Advisory Contract (continued)

that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded that the fees paid by the Funds to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the agreements of Sustainable Equity Fund and Sustainable Bond Fund, with Saturna Capital Corporation.

32	November 30, 2017	Annual Report

Availability of Portfolio Information

(1) The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.saturnasustainable.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at
www.saturnasustainable.com.

Availability of Proxy Voting Information

(1) A descriptionof the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

November 30, 2017	Annual Report	33

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

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34	November 30, 2017	Annual Report

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November 30, 2017	Annual Report	35

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IDAHO TAX-EXEMPT FUND

ANNUAL REPORT

NOVEMBER 30, 2017

IDAHO TAX-EXEMPT FUND

ANNUAL REPORT

November 30, 2017

Performance Summary (as of December 31, 2017) (unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio
Idaho Tax-Exempt Fund	3.87%	1.81%	2.00%	3.23%	3.20%	0.67%¹
S&P Idaho Municipal Bond Index	5.06%	3.46%	3.64%	4.92%	5.03%	n/a
Muni Single State Intermediate Category Average²	3.59%	1.96%	1.97%	3.38%	3.36%	0.98%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com, or call toll free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus or summary prospectus.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated June 2, 2017, and incorporates results for the fiscal year ended November 30, 2016. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Source: Morningstar December 31, 2017. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

On the cover: A rainbow over Shoshone Falls.

2	November 30, 2017	Annual Report

(logo omitted)

Fellow Shareowners:

The 2017 Tax Cuts and Jobs Act does not alter the tax exemption on interest paid by municipal bonds. The after-tax yield and tax exemption on municipal bond income remain potent reasons to invest in tax-exempt municipal bonds. The elimination of the tax exemption for advance refunding bonds will reduce the forward supply of municipal bonds adding support to the prices of existing municipal bonds.

For high-income earners in high-tax states, the new $10,000 limit on the deductibility of property, income, or sales taxes may eliminate a significant portion of a valuable deduction. The $750,000 principal cap on the deductibility of mortgage interest may increase the after-tax cost of high-end residential property ownership. The elimination of the deductibility of interest on home equity loans may also reduce the incentive to invest more in homes. Combined, these new laws may lead to softer high-end home prices to offset the new higher after-tax cost of ownership. To the extent the new law affects home prices, the law may impact tax revenues based on property values. The impact of a higher threshold on the alternative minimum tax and the doubling of the standard deduction are unclear for the municipal bond market.

Taxes factor significantly in interstate competition for commerce, economic prosperity, and taxpayer migration. The new tax law may motivate some homeowners, prospective home buyers, and young families to consider locating to lower tax states, eroding the tax base of higher tax states. In general, the impact of the new tax bill on high-tax states like California and Oregon may be a credit negative. Given Idaho's well-balanced, regionally competitive tax structure, exceptional business climate, and low relative cost of living, the new laws are likely a credit positive for Idaho, which is already experiencing one of the nation's fastest growing populations. The new tax law requires municipal bond investors to be even more aware of the increasing divergence in states' credit quality.

Credit quality for Pacific Northwest states continues to improve. Conning Municipal Credit Research's October 2017 "State of the States Report," identifies Idaho as the second most creditworthy state. Idaho ranks fifth in economic debt-to-personal income and tenth for highest general fund reserves. Idaho has an unemployment rate below 3% and the third highest home price appreciation (a leading indicator of credit quality). With one of the nation's most attractive business climates, Idaho investors may rest assured the state continues to thrive.

Idaho continues to offer discriminating investors the opportunity to invest in high quality tax-exempt securities in an exceptionally creditworthy state.

Respectfully,

(photo omitted)

Jane Carten,
President

(photo omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

Annual Report	November 30, 2017	3

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2017)
	1 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	3.90%	1.61%	3.18%	0.67%
S&P Idaho Municipal Bond Index	5.00%	3.24%	4.79%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2007, to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $13,682 versus $15,966 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as stated in the Fund's most recent prospectus, which is dated June 2, 2017, and incorporates results for the fiscal year ended November 30, 2016. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification
% of Total Net Assets
█	General Obligation	54.7%
█	State Education	15.5%
█	Real Estate	6.3%
█	Financial Services	6.0%
█	Water Supply	5.1%
█	Transportation	3.0%
█	Medical – Hospitals	2.9%
█	Pollution Control	2.0%
█	Other industries <1%	0.9%
█	Other assets (net of liabilities)	3.6%

Top 10 Holdings
% of Total Net Assets
Twin Falls Co ID SCD #414 Kimberly (5.00% due 09/15/2031)	4.6%
Boise ID ISD (Ada & Boise Cos) (5.00% due 08/01/2030)	4.2%
Boise State University ID Revenue (5.00% due 04/01/2032)	3.7%
Idaho Housing & Finance Rev (3.00% due 07/01/2036)	3.0%
University of Idaho Revenue (5.00% due 04/01/2032)	2.9%
Idaho State Building Authority (5.00% due 09/01/2032)	2.6%
Canyon Co ID SCD #134 Middleton (4.00% due 09/15/2028)	2.6%
Ada & Canyon Cos ID JSD #3 Kuna (4.00% due 08/15/2022)	2.5%
Idaho Bond Bank Authority (4.00% due 09/15/2032)	2.5%
Ada & Canyon Cos ID JSD #2 Meridian (5.00% due 08/15/2032)	2.2%

4	November 30, 2017	Annual Report

Discussion of Fund Performance (unaudited)

For the 12 months ended November 30, 2017, Idaho Tax-Exempt Fund returned 3.90%, which was higher than the 3.63% average annual return of its Morningstar Muni Single State Intermediate category peer group. For the five years ended November 30, 2017, the Fund provided an annualized total return of 1.61%, compared to the 1.54% annualized return for the Morningstar category peer group. The Fund's net operating expense ratio was 0.65%. For the year, the Fund's net assets fell 2.9% to $17.47 million. The Fund's net asset value per share rose modestly from $5.29 to $5.37. Over the one-year period, the Fund's outstanding shares declined 4% to 3.3 million.

Factors Affecting Past Performance

A year ago, tax-exempt bond investors were apprehensive about changes to income tax exemptions, deductions, and brackets. As a result, tax-exempt bonds underperformed relative to taxable bonds. However, the municipal bond market's fears were largely misplaced. The 2017 Tax Cuts and Jobs Act did not alter the income tax exemption for interest paid by municipal bonds and only modified the highest income tax rates slightly. Other provisions will lower the supply of new municipal bonds and improve the supply/demand balance for the entire market. Relieved of these concerns, the municipal bond market generally outperformed the US Treasury market through November 30, 2017.

The US Federal Reserve Bank, relying on improving economic growth raised the federal funds rate target from 0.50% to 1.25%. The rate of personal consumption expenditures, while positive for the year, shows signs of slowing. These two forces combined to produce a substantial flattening of fixed income yield curves. For example, five-year US Treasury notes rose 0.31% in yield while the 30-year US Treasury yield declined -0.19%. Reflecting their outperformance for the year, five-year high-grade municipal bond yields fell -0.21%, while the 30-year municipal bond yields declined by an even larger -0.46%. The Fund's dollar-weighted average effective maturity remains near six years. While falling long-term rates benefit the Fund less than portfolios with longer average maturities, the Fund may be impacted less during periods of rising long-term rates.

For the year, Idaho's credit quality remained on solid ground. In October 2017, Conning Municipal Credit Research ranked Idaho the second most creditworthy state. Idaho is supported by above average economic and population growth in the surrounding Pacific Northwest region.

Looking Forward

Short-term US yields will grind higher as the US Federal Reserve cautiously tightens policy amid a record supply of short-term US Treasury paper issued to finance expanding federal deficits. High public and private sector debt levels and Fed tightening will dampen inflation expectations, moderate economic growth, and weigh on long-term yields. The forces flattening the yield curve will persist. The US Federal Reserve has another 75 basis points before a flat or inverted yield curve develops. When that arrives, the Federal Open Market Committee will have good reason to pause as the effects of an inverted curve can take a year to manifest. Volatility may remain modest.

The invigorating growth effects of the new US tax law will have to overcome the retarding effects of greater debt-funded deficits, weak demographics, and tighter monetary policy. New limits on mortgage and home equity loan interest deductions may temper purchasing decisions in an overheated housing market. Limits on the deductibility of interest paid by corporations will raise the cost of corporate mergers, debt-funded equity buyback programs, and leverage in general. The higher after-tax cost of debt may have a moderating effect on business activity and inflation.

US state credit quality in general may have peaked as general fund tax revenue is failing to keep pace with rising costs for energy, health care, infrastructure, and pensions. Of these, only pension funding is constitutionally mandated. Pension funding is the most senior claim on general fund revenue. Eventually, diverting general fund revenue to pay pension liabilities could crowd out other essential state programs causing conflict between elected representatives, taxpayers, pension beneficiaries, and those who rely on state programs. Shareowners should expect to see these headlines soon and understand that Idaho is not in the same situation.

A large and lasting increase in yields remains a remote possibility absent real change in inflation expectations. If bond yields do increase, the diversification value of municipal bonds will improve. Higher bond yields have the potential to draw funds back to bonds from dividend-paying common stocks, reversing a dynamic caused by the Fed-induced yield famine. Idaho Tax-Exempt Fund chooses not to invest in US territories such as Puerto Rico, Guam, and the US Virgin Islands to boost income at the expense of creditworthiness. The Fund does not employ derivatives or other financial engineering tools to modify risk and return.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a portfolio of high-grade issues intended to provide income exempt from federal income, federal alternative minimum, and Idaho state income taxes. The Fund may purchase carefully vetted, nonrated Idaho bonds.

Bond Quality Diversification			(unaudited)
% of Total Net Assets
█	Rated Aaa	28.4%
█	Rated Aa1	21.4%
█	Rated Aa2	3.9%
█	Rated Aa3	13.1%
█	Rated A1	7.5%
█	Rated A2	4.9%
█	Rated A3	1.2%
█	Not rated	16.0%
█	Other assets (net of liabilities)	3.6%

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

Annual Report	November 30, 2017	5

Schedule of Investments			As of November 30, 2017
Tax-Exempt Municipal Bonds- 96.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Financial Services

Idaho Bond Bank Authority	4.00% due 09/15/2019	$90,000	$91,858	0.5%
Idaho Bond Bank Authority	4.00% due 09/15/2032	405,000	433,281	2.5%
Idaho Housing & Finance Rev	3.00% due 07/01/2036	550,000	529,436	3.0%

		1,045,000	1,054,575	6.0%

General Obligation

Ada & Canyon Cos ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	381,063	2.2%
Ada & Canyon Cos ID JSD #3 Kuna	5.00% due 09/15/2019	240,000	242,494	1.4%
Ada & Canyon Cos ID JSD #3 Kuna	4.00% due 08/15/2022	400,000	439,268	2.5%
Ada & Canyon Cos ID JSD #3 Kuna	4.00% due 09/15/2027	100,000	114,434	0.6%
Adams & Washington Cos ID JSD #432	4.00% due 08/15/2019	100,000	100,484	0.6%
Bingham Co ID SCD #52 Snake HS	4.00% due 09/01/2020	250,000	255,000	1.5%
Bingham Co ID SCD #52 Snake HS	4.00% due 09/01/2027	200,000	204,000	1.2%
Boise ID ISD (Ada & Boise Cos)	5.00% due 08/01/2030	600,000	729,204	4.2%
Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2029	250,000	284,757	1.6%
Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2031	200,000	227,610	1.3%
Bonneville Co ID SCD #91	3.75% due 09/15/2032	285,000	297,936	1.7%
Bonneville Co ID SCD #91 (Defeased)	4.00% due 09/15/2026	15,000	16,469	0.1%
Bonneville Co ID SCD #91 (Undefeased)	4.00% due 09/15/2026	35,000	37,678	0.2%
Boundary County ID SCD #101	4.00% due 08/15/2021	240,000	241,301	1.4%
Canyon Co ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	446,668	2.6%
Canyon Co ID SCD #135 Notus	3.25% due 09/15/2031	290,000	301,119	1.7%
Canyon Co ID SCD #135 Notus	3.25% due 09/15/2032	170,000	176,518	1.0%
Canyon Co ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	295,511	1.7%
Cariboo Franklin Bannock JSD #148	3.25% due 09/15/2035	300,000	308,103	1.8%
Cassia Oneida Twin Falls JSD #151	3.375% due 09/15/2034	160,000	162,667	0.9%
Fremont & Madison Cos ID JSD #215	4.00% due 08/15/2019	200,000	201,092	1.1%
Fremont & Madison Cos ID JSD #215	4.125% due 08/15/2024	130,000	130,742	0.7%
Jefferson & Madison SCD #251 Rigby	4.25% due 09/01/2024	100,000	100,727	0.6%
Kootenai Co ID SCD #271 CDA	4.00% due 09/15/2025	165,000	180,048	1.0%
Kootenai Co ID SCD #273	4.00% due 08/15/2031	265,000	290,917	1.7%
Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	221,199	1.3%
Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2027	100,000	111,001	0.6%
Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2028	200,000	221,092	1.3%
Latah Nez Perce Clearwater JSD #283	4.50% due 08/15/2027	190,000	193,108	1.1%
Meridian Co. Id. SDC #321	5.00% due 9/15/2035	250,000	296,057	1.7%
Owyhee & Elmore Cos ID JSD #365	4.00% due 08/15/2027	350,000	351,911	2.0%
Twin Falls & Gooding Cos JSD #412 R	4.125% due 09/01/2023	50,000	54,244	0.3%
Twin Falls & Gooding Cos JSD #412 N	4.125% due 09/01/2023	50,000	54,036	0.3%
Twin Falls Co ID SCD #411	4.00% due 09/15/2027	170,000	188,720	1.1%
Twin Falls Co ID SCD #411	4.25% due 09/15/2030	300,000	331,956	1.9%
Twin Falls Co ID SCD #411 Series A	4.25% due 09/15/2031	100,000	110,128	0.6%
Twin Falls Co ID SCD #411	4.75% due 09/15/2039	200,000	224,056	1.3%
Twin Falls Co ID SCD #414 Kimberly	5.00% due 09/15/2031	670,000	801,876	4.6%
Valley & Adams Cos ID JSD #421	3.00% due 08/01/2026	220,000	226,369	1.3%

		8,750,000	9,551,563	54.7%

Medical/Hospitals

Idaho Health Rev St. Luke's	6.75% due 11/01/2037	200,000	208,864	1.2%
Idaho Health Rev Trinity Health Grp	3.25% due 12/01/2028	300,000	304,923	1.7%

		500,000	513,787	2.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

6	November 30, 2017	Annual Report

Schedule of Investments			As of November 30, 2017
Tax-Exempt Municipal Bonds- 96.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Municipal Leases

Nez Perce County ID COPS	4.50% due 02/01/2021	$150,000	$150,363	0.9%

		150,000	150,363	0.9%

Pollution Control

Caldwell ID Sewer Revenue	4.50% due 09/01/2019	100,000	104,836	0.6%
Idaho Bond Bank Authority	4.30% due 09/01/2022	20,000	20,044	0.1%
Idaho Bond Bank Authority (Undefeased)	4.125% due 09/15/2023	20,000	20,042	0.1%
Moscow ID Sewer Revenue	4.45% due 05/01/2028	200,000	201,864	1.2%

		340,000	346,786	2.0%

Power Generation

Idaho Falls ID Electric Revenue	6.75% due 04/01/2019	5,000	5,081	0.0%A

		5,000	5,081	0.0%A

Real Estate

Boise City Urban Renewal Lease Rev	5.00% due 12/15/2032	300,000	342,816	1.9%
Idaho State Building Authority	5.00% due 09/01/2031	200,000	224,694	1.3%
Idaho State Building Authority	5.00% due 09/01/2032	400,000	449,004	2.6%
Post Falls ID LID SPA	5.00% due 05/01/2021	90,000	90,202	0.5%

		990,000	1,106,716	6.3%

State Education

Boise State University ID Revenue	5.00% due 04/01/2028	125,000	146,250	0.8%
Boise State University ID Revenue	5.00% due 04/01/2032	560,000	655,889	3.7%
Idaho State University Rev	4.00% due 04/01/2027	170,000	187,976	1.1%
Idaho State University Rev	4.00% due 04/01/2030	245,000	264,421	1.5%
Idaho State University Rev	3.00% due 04/01/2031	250,000	249,177	1.4%
Idaho State University Rev	3.00% due 04/01/2032	160,000	158,522	0.9%
North Idaho College Dormitory Rev	4.00% due 11/01/2030	285,000	309,949	1.8%
University of Idaho Revenue	5.00% due 04/01/2028	225,000	240,041	1.4%
University of Idaho Revenue	5.00% due 04/01/2032	455,000	500,555	2.9%

		2,475,000	2,712,780	15.5%

Transportation

Boise ID Airport Park Fac Rev	3.00% due 09/01/2028	210,000	212,373	1.2%
Idaho Housing & Finance Rev	4.60% due 07/15/2023	250,000	255,010	1.5%
Idaho Housing & Finance Rev	5.00% due 07/15/2027	50,000	52,705	0.3%

		510,000	520,088	3.0%

Water Supply

Chubbuck ID Water Revenue	4.00% due 09/01/2025	155,000	162,854	0.9%
Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2034	255,000	271,700	1.6%
Pocatello ID Water Revenue	4.50% due 02/01/2024	100,000	100,509	0.6%
Pocatello ID Water Revenue	4.75% due 02/01/2026	350,000	351,918	2.0%

		860,000	886,981	5.1%

Total investments	(Cost $16,643,861)	$15,625,000	16,848,720	96.4%
Other assets (net of liabilities)			625,491	3.6%
Total net assets			$17,474,211	100.0%
A Amount is less than 0.05%

The accompanying notes are an integral part of these financial statements.

Annual Report	November 30, 2017	7

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $16,643,861 )	$16,848,720
Cash	491,409
Interest receivable	168,058
Prepaid expenses	1,075
Insurance reserve premium	801
Total assets	17,510,063
Liabilities
Accrued audit expenses	10,500
Payable for Fund shares redeemed	10,185
Accrued advisory fees	7,342
Distributions payable	5,352
Accrued other expenses	974
Accrued trustee expenses	704
Accrued Chief Compliance Officer expense	697
Accrued retirement plan custodial fees	98
Total liabilities	35,852
Net assets	$17,474,211

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$17,329,047
Undistributed tax-exempt income	3,051
Accumulated net realized loss	(62,746)
Unrealized net appreciation on investments	204,859
Net assets applicable to Fund shares outstanding	$17,474,211

Fund shares outstanding	3,254,120

Net asset value, offering and redemption price per share	$5.37

Statement of Operations
Year ended November 30, 2017

Investment income
Interest income	$519,341
Total investment income	519,341
Expenses
Investment adviser fees	87,145
Audit fees	9,782
Chief Compliance Officer expenses	5,081
Trustee fees	3,525
Other expenses	2,254
Filing and registration fees	2,036
Printing and postage	2,021
Transfer agent fees	1,909
Legal fees	1,794
Custodian fees	834
Retirement plan custodial fees	49
Total gross expenses	116,430
Less transfer agent fees waived	(1,909)
Less custodian fee credits	(834)
Net expenses	113,687
Net investment income	$405,654

Net realized loss from investments	$(62,746)
Net increase in unrealized appreciation on investments	304,617
Net gain on investments	$241,871

Net increase in net assets resulting from operations	$647,525

The accompanying notes are an integral part of these financial statements.

8	November 30, 2017	Annual Report

Statements of Changes of Net Assets	Year ended November 30, 2017	Year ended November 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$405,654	$458,468
Net realized gain (loss) on investments	(62,746)	3,909
Net increase (decrease) in unrealized appreciation	304,617	(650,064)
Net increase (decrease) in net assets	647,525	(187,687)
Distributions to shareholders from
Net investment income	(405,654)	(458,714)
Capital gains distributions	-	(4,857)
Total distributions	(405,654)	(463,571)
Capital share transactions
Proceeds from sales of shares	2,980,462	1,730,524
Value of shares issued in reinvestment of dividends	340,869	396,892
Cost of shares redeemed	(4,086,060)	(899,482)
Total capital share transactions	(764,729)	1,227,934
Total increase (decrease) in net assets	(522,858)	576,676

Net assets
Beginning of year	17,997,069	17,420,393
End of year	17,474,211	17,997,069

Undistributed tax-exempt income	$3,051	$3,051

Shares of the Fund sold and redeemed
Number of shares sold	555,996	312,922
Number of shares issued in reinvestment of dividends	63,317	71,952
Number of shares redeemed	(766,934)	(162,472)
Net increase (decrease) in number of shares outstanding	(147,621)	222,402

Financial Highlights	For the year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2017	2016	2015	2014	2013
Net asset value at beginning of year	$5.29	$5.48	$5.51	$5.36	$5.68
Income from investment operations
Net investment income	0.13	0.14	0.15	0.16	0.16
Net gains (losses) on securities (both realized and unrealized)	0.08	(0.19)	(0.03)	0.15	(0.31)
Total from investment operations	0.21	(0.05)	0.12	0.31	(0.15)
Less distributions
Dividends (from net investment income)	(0.13)	(0.14)	(0.15)	(0.16)	(0.16)
Distributions (from capital gains)	-	0.00A	0.00A	0.00A	(0.01)
Total distributions	(0.13)	(0.14)	(0.15)	(0.16)	(0.17)

Net asset value at end of year	$5.37	$5.29	$5.48	$5.51	$5.36

Total return	3.90%	(0.95)%	2.21%	5.83%	(2.70)%

Ratios / supplemental data
Net assets ($000), end of year	$17,474	$17,997	$17,420	$16,721	$15,492
Ratio of expenses to average net assets
Before transfer agent fee waiver and custodian fee credits	0.67%	0.67%	0.67%	0.65%	0.66%
After transfer agent fee waiver	0.66%	0.66%	0.66%	0.63%	0.64%
After transfer agent fee waiver and custodian fee credits	0.65%	0.65%	0.66%	0.63%	0.64%
Ratio of net investment income after fee waiver and custodian credits to average net assets	2.33%	2.54%	2.66%	2.85%	2.88%
Portfolio turnover rate	20%	15%	7%	5%	9%
A Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

Annual Report	November 30, 2017	9

Notes To Financial Statements

Note 1 – Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the "Fund"), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a "Fund", and collectively, the "Funds"). The other eight portfolios are distributed through separate prospectuses and the results of those Funds are contained in separate reports.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund's portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund's income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund's investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

10	November 30, 2017	Annual Report

Notes To Financial Statements (continued)

The following table is a summary of the inputs used as of November 30, 2017, in valuing the Fund's investments carried at value.

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Municipal Bonds¹	$-	$16,848,720	$-	$16,848,720
Total Assets	$-	$16,848,720	$-	$16,848,720

¹ See Schedule of Investments for industry breakout.

During the period ended November 30, 2017, the Fund had no transfers among Levels 1, 2, or 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014 – 2016), or expected to be taken in the Fund's 2017 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2017, there were no reclassifications to the capital accounts.

Distributions to shareowners:

The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Fund, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities.

Annual Report	November 30, 2017	11

Notes To Financial Statements (continued)

Note 3 – Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed annually by the Board of Trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal period ended November 30, 2017, the Fund incurred advisory fee expenses of $87,145. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal period ended November 30, 2017. Saturna Capital has voluntarily elected to waive the transfer agent fee through November 30, 2018, to reduce the Fund's operating expenses. Such fees, had they been charged, would have totaled $1,909.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal period ended November 30, 2017, the Fund incurred retirement plan custodial fees of $49.

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and the president of Saturna Capital and Saturna Trust Company. She is not compensated by the Trust. For the fiscal year ended November 30, 2017, the Trust paid trustee compensation expenses of $32,000 which is included in the $38,260 of total expenses paid for the independent Trustees. The Fund paid $3,525 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the period ended November 30, 2017, the Fund incurred $5,081 in compensation for such services.

On November 30, 2017, the trustees, officers, and their immediate families as a group directly or indirectly owned 12.87% of the outstanding shares of the Fund.

Note 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal periods ended November 30, 2017, and November 30, 2016, were as follows:

	November 30, 2017	November 30, 2016
Tax-exempt income	$404,401	$458,714
Taxable income	1,253	-
Capital gain¹	$-	$4,857

¹ Long-Term Capital Gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

Note 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2017 was as follows:

Cost of investments	$16,643,861
Gross unrealized appreciation	283,128
Gross unrealized depreciation	(78,269)
Net unrealized appreciation	$204,859

As of November 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$3,051
Tax accumulated earnings	3,051
Accumulated capital losses	(62,746)
Unrealized appreciation	204,859
Total accumulated earnings	$145,164

As of November 30, 2017, the Fund had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration
Short-term loss carryforward	$62,746	Unlimited
	$62,746

Note 6 – Investments

During the period ended November 30, 2017, the Fund purchased $3,290,100 of securities and sold/matured $3,782,665 of securities.

Note 7 – Custodian

Under the agreement in place with Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reduction for the period ended November 30, 2017, amounted to $834.

Note 8 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Funds declared the payment of a distribution to be paid on December 29, 2017, to all shareowners of record on December 28, 2017, as follows:

Tax-Free Income
$0.00997

Dividend income distribution paid by the Funds was accrued daily.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

12	November 30, 2017	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Idaho Tax-Exempt Fund and Board of Trustees of Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of Idaho Tax-Exempt Fund, a series of the Saturna Investment Trust (the "Trust"), including the schedule of investments as of November 30, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 29, 2018

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

Annual Report	November 30, 2017	13

Expenses (unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017, to November 30, 2017).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the Hypothetical line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2017]	Ending Account Value [November 30, 2017]	Expenses Paid During Period¹	Annualized Expense Ratio
Actual	$1,000.00	$1,000.20	$3.30	0.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.34	0.66%

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.66% (based on the most recent semi-annual period of June 1, 2017 through November 30, 2017) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

14	November 30, 2017	Annual Report

Trustees and Officers (unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Independent Trustees
(photo omitted)	Marina E. Adshade (50) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver and Simon Fraser University; Author	None
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (68) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust
(photo omitted)	Gary A. Goldfogel, MD (59) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	None
(photo omitted)	Jim V. McKinney (56) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine

Executive Director, Common Threads Northwest; President/CEO, Apple Mountain LLC, consulting and development; US Army Foreign Area Officer – Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia

None
(photo omitted)	Sarah E.D. Rothenbuhler (49) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None
Interested Trustee
(photo omitted)	Jane K. Carten, MBA (42) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

Annual Report	November 30, 2017	15

Trustees and Officers (continued)   (unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine (64) 1300 N. State Street Bellingham, WA 98225	Vice President (since 1994); N/A	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services	N/A
(photo omitted)	Christopher R. Fankhauser (45) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A
(photo omitted)	Michael E. Lewis (56) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A
(photo omitted)	Jacob A. Stewart (37) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer¹ (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A
(photo omitted)	Nicholas F. Kaiser, MBA, CFA (71) 1300 N. State Street Bellingham WA 98225	Secretary (since 2017); N/A	Chairman and Director, Saturna Capital Corporation Chairman, Director, and President, Saturna Trust Company Former Director, Saturna Brokerage Services	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.idahotaxexemptfund.com, includes additional information about the Trustees.

On November 30, 2017 the Trustees, officers, and their related accounts as a group owned 12.87% of the outstanding shares of the Fund.

During the year ended November 30, 2017, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2017, all Saturna Capital employees list above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $0.5 million.

¹ Holds the same postion with Amana Mututal Funds Trust

16	November 30, 2017	Annual Report

Renewal of Investment Advisory Contract (unaudited)

During their meeting of September 16, 2017, the Trustees of Saturna Investment Trust discussed the continuance of the Investment Advisory and Administration Agreement between Idaho Tax-Exempt Fund (the "Fund") and Saturna Capital Corporation ("Saturna"). In considering the renewal of the agreement with Saturna, the Trustees discussed the nature, extent, and quality of the services provided by Saturna to the Trust and the Fund. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution – all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Fund. They appreciate Saturna's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of the Fund over time, including the Fund's average annual total returns relative to its benchmark for the one-, three-, five-, and ten-year periods, all as of July 31, 2017. The Trustees also considered comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed at length the Fund's performance relative to its Morningstar category for the one-, three-, five- and ten-year periods ended July 31, 2017. The Trustees also considered the Fund's Morningstar performance rankings (one through five stars) for the one-, three-, five- and ten-year periods, ended as of July 31, 2017, and the Fund's performance ranking relative to the Fund's category selected by Lipper, Inc. for the same period.

With respect to long-term (10-year) performance, the Trustees found that the average annual total return of the Fund for the 10-year period ended on July 31, 2017, was equal to its Morningstar category average. The Trustees considered the short- and medium-term performance of the Fund, noting that the Fund's average annual total return for the one-, three-, and five-year period ended on July 31, 2017 was below its Morningstar category average.

The Trustees noted the risk-averse investment style and other factors, which can affect the Fund's performance relative to its broader Morningstar category. The Trustees also noted certain differences between the Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna continued to manage the Fund in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna to make additional resources available to assist in managing the Fund. The Trustees also considered Saturna's focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of the Fund as compared to smaller group of funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance expense data, along with the comparative data published by Morningstar and the Fund's performance relative to its benchmark, to evaluate the Fund's performance over near-term and long-term time periods.

The Trustees also reviewed the fees and expenses of the Fund and considered the components of the Fund's operating expenses. The Trustees noted the steps that Saturna has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Fund by Saturna evidenced, in part, by certain fees and expenses paid by Saturna out of its own resources and the Trustees appreciated Saturna's efforts help make the Fund more widely available and less expensive than would otherwise be the case without Saturna's efforts.

The Trustees recognized that the Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees appreciated that Saturna continues to operate the Fund, often times at considerable costs to itself.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna's profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna provides to the Fund, including investment advisory services, transfer agency services, administrative and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna's other business lines from acting as investment adviser to the Fund, but also recognized that Saturna's other business lines benefit the Fund. The Trustees considered whether there are other potential benefits to Saturna in continuing to manage the Fund and the Trustees found that there were no material benefits other than Saturna's receipt of advisory fees.

The Trustees concluded that the fees paid by the Fund to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Fund. Following this discussion, the Trustees unanimously agreed to renew the agreement of Idaho Tax-Exempt Fund with Saturna Capital Corporation.

Annual Report	November 30, 2017	17

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18	November 30, 2017	Annual Report

Availability of Portfolio Information

(1) The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Fund's Form N-Q is available on the SEC's website at
www.sec.gov and at www.idahotaxexemptfund.com.

(3) The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	November 30, 2017	19

www.idahotaxexemptfund.com

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

(logo omitted) 1300 N. State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762
Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/code_of_ethics.shtml

Item 3. Audit Committee Financial Expert.

(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.

(a)(2)(ii) As of November 30, 2014, Mr. Ronald H. Fielding, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
For the fiscal years ending November 30, 2017, and 2016, the aggregate audit fees billed for professional services rendered by the principal accountant were $116,400 and $110,400, respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending November 30, 2017, and 2016.

(c) Tax Fees
For the fiscal years ending November 30, 2017, and 2016, the aggregate tax fees billed for professional services rendered by the principal accountant were $25,500 and $25,400, respectively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2017, and 2016.

(e)(1) Audit & Compliance Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Saturna Investment Trust Audit & Compliance Committee Charter:

C. Oversight of Independent Auditors
3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees
The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended November 30, 2017 and 2016 were:

	Fiscal Year Ended
	November 2017	November 2016
All other fees:	$20,000	$21,500

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended November 30, 2017 and 2016 were:

Fiscal Year Ended
	November 2017	November 2016
All other fees:	None	None

(h) Registrant's Audit Committee

The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 18, 2017. Mrs. Jane Carten (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Jane Carten
Signature and Title

Jane Carten, President
Printed name and Title

January 29, 2018
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Jane Carten
Signature and Title

Jane Carten, President
Printed name and Title

January 29, 2018
Date

By:

/s/ Christopher Fankhauser
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

January 29, 2018
Date

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